As filed with the Securities and Exchange Commission on October 25, 2010

Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 24, 2010, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

December 9, 2010

Dear Variable Contract Owner/Plan Participant:

On behalf of the Board of Trustees (the “Board”) of ING Lord Abbett Growth and Income Portfolio (“Lord Abbett Growth and Income Portfolio”), a series of ING Investors Trust, we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Lord Abbett Growth and Income Portfolio, which is scheduled for 10:00 a.m., Local time, on January 11, 2011, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  At the Special Meeting, shareholders of Lord Abbett Growth and Income Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Lord Abbett Growth and Income Portfolio with and into ING Pioneer Equity Income Portfolio (“Pioneer Equity Income Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”), a separate series of ING Investors Trust.  Each Portfolio is a member of the mutual fund group called the “ING Funds.”  On September 30, 2010, the Board approved the Reorganization.

Shares of Lord Abbett Growth and Income Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or Qualified Plan has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which Lord Abbett Growth and Income Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of Lord Abbett Growth and Income Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

At the September 30, 2010 meeting, the Board also approved changes to Pioneer Equity Income Portfolio’s sub-adviser and investment strategy, and its adoption of a new name: “ING Large Cap Value Portfolio.”  Shareholders of Pioneer Equity Income Portfolio have been asked to approve the Portfolio’s sub-adviser change to ING Investment Management Co. and affiliated firms in a proxy statement that is separate from this Proxy Statement/Prospectus at a meeting scheduled for January 6, 2011.  All changes to Pioneer Equity Income Portfolio are contingent upon the approval of the sub-adviser change by shareholders of Pioneer Equity Income Portfolio, and these changes are expected to take place concurrent with the closing of the Reorganization.

The consummation of the Reorganization is subject to both approval of the Reorganization by shareholders of Lord Abbett Growth and Income Portfolio and approval of the sub-adviser change by shareholders of Pioneer Equity Income Portfolio.  If these matters are approved, after the consummation of the Reorganization and the concurrent transformation of Pioneer Equity Income Portfolio to become ING Large Cap Value Portfolio, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of ING Large Cap Value Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in ING Large Cap Value Portfolio, which would seek to provide growth of capital and current income.

AFTER CAREFUL CONSIDERATION, THE BOARD OF LORD ABBETT GROWTH AND INCOME PORTFOLIO APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE REORGANIZATION.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy

Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than January 10, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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ING LORD ABBETT GROWTH AND INCOME PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

Notice of Special Meeting of Shareholders

of ING Lord Abbett Growth and Income Portfolio

Scheduled for January 11, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Lord Abbett Growth and Income Portfolio (“Lord Abbett Growth and Income Portfolio”) is scheduled for January 11, 2011, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)                                                     To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between  Lord Abbett Growth and Income Portfolio and ING Pioneer Equity Income Portfolio (“Pioneer Equity Income Portfolio”), providing for the reorganization of Lord Abbett Growth and Income Portfolio with and into Pioneer Equity Income Portfolio, which would become ING Large Cap Value Portfolio; and

(2)                                                     To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on November 2, 2010, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Lord Abbett Growth and Income Portfolio, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

December 9, 2010

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Voting Information	4

COMPARISON OF FEES AND EXPENSES	5

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	8

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS	11

COMPARISON OF FUND PERFORMANCE	15

INFORMATION ABOUT THE REORGANIZATION	19
The Reorganization Agreement	19
Reasons for the Reorganization	19
Board Considerations	20
Portfolio Transitioning	20
Tax Considerations	21
Expenses of the Reorganization	21
Future Allocation of Premiums	21

ADDITIONAL INFORMATION ABOUT THE FUNDS	22
Form of Organization	22
Adviser	22
Management Fees	22
Expense Limitation Arrangements	23
Sub-Advisers	23
Sub-Adviser Fees	24
Portfolio Managers	24
Distributor	25
Distribution and Service Fees	25
Administration Fees	25
Dividends, Distributions and Taxes	25
Key Differences in the Rights of the Acquired Portfolio’s Shareholders and the Acquiring Portfolio’s Shareholders	26
Capitalization	27

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	28
Solicitation of Proxies	28
Voting Rights	28
Other Matters to Come Before the Special Meeting	29
Shareholder Proposals	29

APPENDICES
Appendix A – Agreement and Plan of Reorganization	A-1
Appendix B – Additional Information Regarding ING Large Cap Value Portfolio	B-1
Appendix C – Security Ownership of Certain Beneficial and Record Owners	C-1

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

PROXY STATEMENT FOR:

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-366-0066

PROSPECTUS FOR:

ING PIONEER EQUITY INCOME PORTFOLIO

(To be renamed as ING Large Cap Value Portfolio)

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-366-0066

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING Lord Abbett Growth and Income Portfolio (“Lord Abbett Growth and Income Portfolio” or the “Acquired Portfolio”) scheduled for January 11, 2011, at which shareholders of Lord Abbett Growth and Income Portfolio will vote on the proposed reorganization (the “Reorganization”) of Lord Abbett Growth and Income Portfolio with and into ING Pioneer Equity Income Portfolio (“Pioneer Equity Income Portfolio”). This Proxy Statement/Prospectus, a Notice of the Special Meeting and the proxy card are being mailed to shareholders of Lord Abbett Growth and Income Portfolio on or about December 9, 2010.

On September 30, 2010, the Board of Trustees (the “Board”) of ING Investors Trust reviewed and approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Reorganization.  Pursuant to the Reorganization Agreement, upon the consummation of the Reorganization, Lord Abbett Growth and Income Portfolio would transfer its assets to Pioneer Equity Income Portfolio in exchange for shares of beneficial interest of Pioneer Equity Income Portfolio and the assumption by Pioneer Equity Income Portfolio of Lord Abbett Growth and Income Portfolio’s liabilities as of the Closing Date (as defined below).  Shares of Pioneer Equity Income Portfolio would then be distributed to shareholders of Lord Abbett Growth and Income Portfolio so that each shareholder would receive a number of full and fractional shares of Pioneer Equity Income Portfolio equal to the aggregate value of the number of shares of Lord Abbett Growth and Income Portfolio held by such shareholder.  As a result of the Reorganization, Lord Abbett Growth and Income Portfolio will distribute shares of Pioneer Equity Income Portfolio in liquidation of Lord Abbett Growth and Income Portfolio on January 21, 2011, or such other date as the parties may agree (“Closing Date”).

At the September 30, 2010 meeting, the Board also approved changes to Pioneer Equity Income Portfolio’s sub-adviser and investment strategy, and its adoption of a new name: “ING Large Cap Value Portfolio.”  The proposed initial sub-adviser for that Portfolio is ING Investment Management Co. (“ING IM”).  Shareholders of Pioneer Equity Income Portfolio have been asked to approve the Portfolio’s sub-adviser change in a proxy statement separate from this Proxy Statement/Prospectus at a meeting scheduled for January 6, 2011 (the “Sub-Adviser Change Proposal”).  All changes to Pioneer Equity Income Portfolio are contingent upon shareholder approval of the Sub-Adviser Change Proposal, and are expected to take place on or about January 21, 2011, in concurrence with the closing of the Reorganization.

The consummation of the Reorganization is subject to both approval of the Reorganization by shareholders of Lord Abbett Growth and Income Portfolio and approval of the Sub-Adviser Change Proposal by shareholders of Pioneer Equity Income Portfolio.  If these matters are approved, the consummation of the Reorganization and the transformation of Pioneer Equity Income Portfolio to become ING Large Cap Value Portfolio (“Large Cap Value Portfolio”) are expected to take place concurrently, and after the closing of the Reorganization, shareholders of Lord Abbett Growth and Income Portfolio would ultimately hold shares of Large Cap Value Portfolio.  For ease of reference throughout the Proxy Statement/Prospectus, “Acquiring Portfolio” will be used to refer to Pioneer Equity Income Portfolio prior to the Reorganization and Large Cap Value Portfolio after the Reorganization.  Each of the Acquired Portfolio and the Acquiring Portfolio is hereafter referred to as a “Portfolio” and collectively the “Portfolios.”

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) that are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as an investment option is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of the Acquired Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately have an interest in shares of the Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for the Acquiring Portfolio.  The Acquiring Portfolio is a diversified, open-end management investment company, which seeks growth of capital and current income, as described more fully below.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated December 9, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Adviser Class (“Class ADV”), Class I, Service Class (“Class S”) and Service 2 Class (“Class S2”) prospectuses of the Acquired Portfolio, each dated April 30, 2010, which are incorporated by reference (File No. 033-23512); and the ADV Class, Class I and Class S prospectuses of the Acquiring Portfolio, each dated April 30, 2010.  Each Portfolio’s SAI, dated April 30, 2010, (File No. 033-23512) is also incorporated herein by reference.  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  Each Portfolio’s annual report, dated December 31, 2009, and the unaudited semi-annual report, dated June 30, 2010, (File No. 811-05629) are incorporated herein by reference.

For a copy of the current prospectus, SAI, annual report and unaudited semi-annual report for any of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-366-0066.  You can also visit the ING Funds’ website at http://www.ingfunds.com/vp/literature for additional information about the Portfolios, including the annual and semi-annual reports.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

At a meeting held on September 30, 2010, the Board of the Acquired Portfolio approved the Reorganization Agreement and recommends that shareholders of the Acquired Portfolio approve the Reorganization.  The consummation of the Reorganization is contingent upon both shareholder approval of the Reorganization and the approval of the Sub-Adviser Change Proposal by shareholders of the Acquiring Portfolio as described above.  If these shareholder approvals are obtained, upon the consummation of the Reorganization, each Class ADV Class, Class I and Class S shareholder of the Acquired Portfolio will receive shares of the same class, and each Class S2 shareholder of the Acquired Portfolio will receive shares of Class S, of Large Cap Value Portfolio having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio held by that shareholder as of the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The closing of the Reorganization is scheduled to take place concurrent with certain changes that have been proposed for the Acquiring Portfolio, including the changes in the sub-adviser, investment strategy and name.  Subject to shareholder approval of the Sub-Adviser Change Proposal, ING IM would replace the Acquiring Portfolio’s current sub-adviser, Pioneer Investment Management, Inc. (“Pioneer”), and two additional ING-affiliated entities, ING Investment Management B.V. (“IIM B.V.”) and ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia/Pacific”), would also be appointed to be new sub-advisers but would not initially manage any Portfolio assets.  The Acquiring Portfolio would be transitioned from its current investment strategy into a large cap value strategy.  The Acquiring Portfolio’s name would change from “ING Pioneer Equity Income Portfolio” to “ING Large Cap Value Portfolio;”

•                  Shareholders of the Acquiring Portfolio are being solicited to approve the sub-adviser change for the Portfolio, and the Portfolio’s adoption of the new investment strategy and name as well as the consummation of the Reorganization are contingent upon shareholder approval of this sub-adviser change, which is scheduled for January 6, 2011, a few days before the Special Meeting;

•                  The Acquired Portfolio’s investment objective is similar to the investment objective that the Acquiring Portfolio would have after the Reorganization, assuming approval of the Sub-Adviser Change Proposal by shareholders of the Acquiring Portfolio.  The Acquired Portfolio seeks long-term growth of capital with current income as a secondary objective, while the Acquiring Portfolio after the Reorganization would seek growth of capital and current income;

•                  The Acquired Portfolio is sub-advised by Lord, Abbett & Co. LLC (“Lord Abbett”) and the Acquiring Portfolio after the Reorganization, subject to shareholder approval of the Sub-Adviser Change Proposal, would be sub-advised by a group of ING-affiliated sub-advisers, including ING IM, IIM B.V. and ING Asia/Pacific, although only ING IM would initially manage the Acquiring Portfolio’s assets;

•                  The Acquired Portfolio is required to invest primarily in large cap securities and the Acquiring Portfolio after the Reorganization would be required to invest at least 80% of its net assets (plus borrowings for investment purposes) in large cap securities, assuming approval of the Sub-Adviser Change Proposal by shareholders of the Acquiring Portfolio.  Furthermore, the sub-adviser to the Acquired Portfolio seeks to invest in securities of well-known, established, undervalued companies with a reputation for quality and liquidity, whereas ING IM, as the sub-adviser to the Acquiring Portfolio after the Reorganization, would apply its proprietary large cap value strategy to seek to invest in undervalued companies that usually have above $1 billion capitalization and a strong record of, and the potential for, dividend yield;

•                  As of July 31, 2010, the Acquired Portfolio had approximately $141.0 million in net assets while the Acquiring Portfolio had approximately $125.8 million in net assets;

•                  Class ADV Class, Class I and Class S shareholders of the Acquired Portfolio will receive shares of the same class of the Acquiring Portfolio, while Class S2 shareholders of the Acquired Portfolio will receive shares of Class S of the Acquiring Portfolio;

•                  The gross expense ratio for shareholders of each of Class ADV Class, Class I and Class S of the Acquiring Portfolio are expected to be higher than that of the corresponding class of the Acquired Portfolio; however, due to the Acquiring Portfolio’s current expense limits that would be extended through May 1, 2012 pending the consummation of the Reorganization, its net expense ratio after the Reorganization would be lower than that of the Acquired Portfolio during this period.  Both gross and net expense ratios for shareholders of the Acquiring Portfolio Class S are expected to be lower than those of the Acquired Portfolio Class S2;

•                  If shareholders approve the Reorganization, the Portfolios’ investment adviser, Directed Services LLC (“DSL” or the “Adviser”), would retain a transition manager to implement a transition strategy, under which it is expected to reposition the Acquired Portfolio’s investment portfolio as discussed in “Portfolio Transitioning” on page 20.  After the Closing Date, ING IM, as the sub-adviser to the Acquiring Portfolio, may also sell portfolio securities that it acquires from the Acquired Portfolio.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process. Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Acquired Portfolio nor its shareholders, nor the Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Voting Information

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Acquired Portfolio.  The Qualified Plans and Participating Insurance Companies will vote the Acquired Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.  The Acquired Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as that Portfolio’s shareholders in determining whether a quorum at any shareholder meeting of that Portfolio is present.

Approval of each Reorganization Agreement for the Acquired Portfolio requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Acquired Portfolio present or represented at the meeting, provided that more than 50% of the outstanding voting securities of the Acquired Portfolio are present in person or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities of the Acquired Portfolio.

The holders of 30% of the outstanding shares of the Acquired Portfolio present in person or by proxy shall constitute a quorum at any meeting of the shareholders of the Acquired Portfolio. A majority of the shareholders of the Acquired Portfolio present in person or proxy may adjourn the meeting of the Acquired Portfolio (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless, if after the adjournment, a new record date is fixed.  Because a significant percentage of the Acquired Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

AFTER CAREFUL CONSIDERATION, THE BOARD OF THE ACQUIRED PORTFOLIO APPROVED THE REORGANIZATION AND RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

COMPARISON OF FEES AND EXPENSES

The following table compares the expenses of each of the Portfolios.  Expenses of the Acquired Portfolio and the Acquiring Portfolio prior to the Reorganization are based upon the operating expenses incurred for the six month period ended June 30, 2010 by the respective Portfolio.  Pro forma expenses are the estimated expenses of the Acquiring Portfolio after giving effect to the Reorganization.  Pro forma numbers are estimated in good faith and are hypothetical.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely investment options made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

(Expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	The Acquired Portfolio	Before the Reorganization- The Acquiring Portfolio	Pro forma – After the Reorganization - The Acquiring Portfolio

	CLASS ADV	CLASS ADV	CLASS ADV
Management Fees	0.75%	0.65%	0.65%
Distribution (12b-1) and Shareholder Services Fees	0.75%	0.75%	0.75%
Administrative Services Fees	N/A (1)	0.10%	0.10%
Other Expenses	0.00%	0.06%	0.05%
Total Annual Portfolio Operating Expenses	1.50%	1.56%	1.55%
Waivers and Reimbursement(2)	-0.15%	-0.27%	-0.26%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.35%	1.29%	1.29%

	CLASS I	CLASS I	CLASS I
Management Fees	0.75%	0.65%	0.65%
Distribution (12b-1) and Shareholder Services Fees	None	None	None
Administrative Services Fees	N/A (1)	0.10%	0.10%
Other Expenses	0.00%	0.06%	0.05%
Total Annual Portfolio Operating Expenses	0.75%	0.81%	0.80%
Waivers and Reimbursement(2)	0.00%	-0.12%	-0.11%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.75%	0.69%	0.69%

	CLASS S	CLASS S	CLASS S
Management Fees	0.75%	0.65%	0.65%
Distribution (12b-1) and Shareholder Services Fees	0.25%	0.25%	0.25%
Administrative Services Fees	N/A (1)	0.10%	0.10%
Other Expenses	0.00%	0.06%	0.05%
Total Annual Portfolio Operating Expenses	1.00%	1.06%	1.05%
Waivers and Reimbursement(2)	0.00%	-0.12%	-0.11%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.00%	0.94%	0.94%

	CLASS S2(3)		CLASS S(3)
Management Fees	0.75%	N/A	0.65%
Distribution (12b-1) and Shareholder Services Fees	0.50%	N/A	0.25%
Administrative Services Fees	N/A (1)	N/A	0.10%
Other Expenses	0.00%	N/A	0.05%
Total Annual Portfolio Operating Expenses	1.25%	N/A	1.05%
Waivers and Reimbursement(2)	-0.10%	N/A	-0.11%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.15%	N/A	0.94%

(1)          Under the current “bundled” fee arrangement, DSL, out of its the management fee, pays many of the ordinary expenses for the Acquired Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses.

(2)          The Distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee of Class ADV and Class S2, respectively, through May 1, 2011, which would be extended for the Acquiring Portfolio to May 1, 2012 pending the consummation of the Reorganization; and there is no guarantee that the distribution fee waiver will continue after that date.  DSL is contractually obligated to limit the expenses of Class ADV, Class I, Class S and Class S2 to 1.29%, 0.69%, 0.94% and 1.09%, through May 1, 2011 for Pioneer Equity Income Portfolio and through May 1, 2012 for Large Cap Value Portfolio pending the consummation of the Reorganization.  This expense limits obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses.  The expense limits obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or DSL upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by DSL within three years.  Subject to shareholder approval of the Sub-Adviser Change Proposal, the Acquiring Portfolio’s sub-adviser fee ratio would be reduced and DSL has agreed to lower the advisory fee for the Acquiring Portfolio so that the advisory fee payable to DSL would be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reduction for the period from January 21, 2011 through May 1, 2012.  There is no guarantee that this waiver will continue after that date and this agreement would continue only of the DSL elects to renew it.

(3)          The Acquiring Portfolio does not offer Class S2 shares in this Proxy Statement/Prospectus.  Pending shareholder approval of the Reorganization and the approval of the Sub-Adviser Change Proposal by shareholders of the Acquiring Portfolio, Acquired Portfolio Class S2 shares will merge into Acquiring Portfolio Class S.

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and compare these costs with the cost of investing in other mutual funds. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	The Acquired Portfolio(1)				The Acquiring Portfolio(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class ADV	$137	$459	$804	$1,778	$131	$466	$824	$1,834
Class I	$77	$240	$417	$930	$70	$247	$438	$991
Class S	$102	$318	$552	$1,225	$96	$325	$573	$1,283
Class S2	$117	$387	$677	$1,502	N/A	N/A	N/A	N/A

	Estimated Acquiring Portfolio: Pro forma: The Portfolios Combined(1)
	1 Year	3 Years	5 Years	10 Years
Class ADV	$131	$464	$820	$1,823
Class I	$70	$244	$433	$980
Class S	$96	$323	$569	$1,273
Class S2	N/A	N/A	N/A	N/A

(1)          The examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following table summarizes the investment objectives, principal investment strategies and management differences, if any, between the Portfolios.  The table describes the investment objectives and strategies of the Acquiring Portfolio both prior to and after the Reorganization.

	The Acquired Portfolio	The Acquiring Portfolio before the Reorganization	The Acquiring Portfolio after the Reorganization (Subject to Shareholder Approval of the Sub-Adviser Change Proposal)
Investment Objective	The Portfolio seeks long-term growth of capital. Current income is a secondary objective.	The Portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.	The Portfolio seeks growth of capital and current income.

Principal Investment Strategies

•                  Under normal market conditions, the Portfolio invests primarily in equity securities of large, seasoned, U.S. and multinational companies that the sub-adviser believes are undervalued.  Value stocks are stocks of companies that the sub-adviser believes the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.  The sub-adviser defines a large company as one having a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell 1000® Index.  As of December 31, 2009, the market capitalization range of the Russell 1000® Index was $262.5 million to $323.7 billion.  This range may vary daily.

•                  Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments.  In selecting investments for the Portfolio, the sub-adviser seeks to invest in securities of large, well-known companies selling at prices believed to be reasonable in relation to its assessment of their potential value.

•                  The Portfolio may invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10%

•                  Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income.  The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The income-producing equity securities in which the Portfolio may invest include common stocks, preferred stocks, equity-based exchange-traded funds and equity interests in real estate investment trusts.

•                  The sub-adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers.

•                  The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks.

•                  Generally, the Portfolio acquires debt securities that are investment-grade, but the Portfolio may invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

•                  The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act and the rules, regulations and exemptive orders thereunder.

•                  Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers.  The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.  The Portfolio’s sub-adviser considers issuers with market capitalization in excess of $1 billion to be large-capitalization companies.  Equity securities include common and preferred stocks, warrants, and convertible securities.  The Portfolio may invest in foreign securities, including companies located in countries with emerging securities markets, when the sub-adviser believes they present attractive investment opportunities.

•                  The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

•                  The sub-adviser seeks to construct a portfolio of

The Acquired Portfolio	The Acquiring Portfolio before the Reorganization	The Acquiring Portfolio after the Reorganization (Subject to Shareholder Approval of the Sub-Adviser Change Proposal)

limit on investment.  The Portfolio may invest in convertible bonds and convertible preferred stock, and in derivatives and similar instruments. The Portfolio’s derivatives investments may include, but are not limited to, options, futures, forward contracts, swap agreements, warrants and rights. In addition, the Portfolio may buy and sell options on securities and securities indices for hedging or cross-hedging purposes or to seek to increase total return, and may sell covered call options on its portfolio securities in an attempt to increase income and to provide greater flexibility in the disposition of such securities.

•                  The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

•                  In selecting investments for the Portfolio, the sub-adviser looks for issuers that are “seasoned,” meaning that the sub-adviser views them as established companies whose securities have gained a reputation for quality among investors and are liquid in the market.

•                  The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•                  The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

•                  The sub-adviser uses a value approach to select the Portfolio’s investments.  Using this investment style, the sub-adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The sub-adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The sub-adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The sub-adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The sub-adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the sub-adviser looks for in selecting investments include: favorable expected returns relative to perceived risk; management with demonstrated ability and commitment to the company; low market valuations relative to earnings forecast, book value, cash flow and sales; and good prospects for dividend growth.

•                  The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•                  The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

securities with a dividend yield that exceeds the average dividend yield of the companies included in the Russell 1000® Value Index.

•                  The sub-adviser uses a valuation based screening process to assist in the selection of companies according to criteria which include the following: (i) an above average dividend yield, and stability and growth of the dividend yield; (ii) market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small- and mi-capitalization companies); and (iii) the potential for growth of the dividend yield over several years.

•                  The sub-adviser may from time-to-time select securities that do not meet all of these criteria.

•                  The sub-adviser conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.

•                  The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•                  The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

	The Acquired Portfolio	The Acquiring Portfolio before the Reorganization	The Acquiring Portfolio after the Reorganization (Subject to Shareholder Approval of the Sub-Adviser Change Proposal)
Investment Adviser	DSL	DSL	DSL

Sub-Adviser(s)	Lord Abbett	Pioneer	ING IM; IIM BV; and ING Asia/Pacific

Portfolio Managers	Eli M. Salzmann and Lawrence D. Sachs	John A. Carey and Walter Hunnewell Jr.	Robert M. Kloss and David Powers

As you can see from the chart above, upon the consummation of the Reorganization, the Acquired Portfolio would be merged into the Acquiring Portfolio that, subject to shareholder approval of the Sub-Adviser Change Proposal, will have a similar investment objective: the Acquired Portfolio seeks long-term growth of capital with current income as a secondary objective and the Acquiring Portfolio would seek growth of capital and current income.  Both Portfolios would focus their investments in value companies with large capitalization, and both Portfolios would be permitted under their principal investment strategies to invest in foreign securities and in other investment companies.  The Acquired Portfolio is required to invest primarily in large cap securities, and the Acquiring Portfolio is required to invest at least 80% of its net assets (plus borrowings for investment purposes) in large cap securities.  The Acquired Portfolio seeks to invest in securities of well-known, established, undervalued companies with a reputation for quality and liquidity, whereas the sub-adviser to the Acquiring Portfolio would seek to invest in undervalued companies that usually have above $1 billion capitalization and a strong record of, and the potential for, dividend yield.  Both Portfolios are allowed to invest in foreign securities; however, unlike the Acquired Portfolio, the Acquiring Portfolio could also invest in emerging securities markets as part of its principal investment strategies.  Finally, the Acquired Portfolio is permitted under its investment strategies to invest in derivative instruments, while this would not be part of the Acquiring Portfolio’s principal investment strategies.

For more information regarding the Acquiring Portfolio, please refer to Appendix B.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

The following summarizes and compares the principal investment techniques and risks of investing in the Acquired Portfolio, and the Acquiring Portfolio both before and after the Reorganization.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Because the Portfolios have similar investment objectives and hold directly or indirectly some similar investments, the Portfolios have many similar principal risks.

Principal Risks	The Acquired Portfolio	Before the Reorganization — The Acquiring Portfolio	After the Reorganization — The Acquiring Portfolio
Company	X	X	X
Convertible Securities	X	X	X
Credit		X
Currency	X		X
Derivative Instruments	X
Dividend			X
Foreign Investments	X	X	X
Developing and Emerging Markets		X	X
High-Yield Securities		X
Interest Rate		X
Investment Model			X
Liquidity	X	X	X
Market	X	X	X
Market Capitalization		X	X
Other Investment Companies	X	X	X
Real Estate Companies and Real Estate Investment Trust (“REITs”)		X
Securities Lending	X	X	X

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the Portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.  Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio.  Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative.  In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Developing and Emerging Markets.   Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Interest Rate.  With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the income of bonds and other debt securities to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model.  The sub-adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which a portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid/or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a portfolio may invest its assets in portfolio and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A portfolio’s purchase of shares of an ING Money Market Fund will result in the portfolio paying a proportionate share of the expenses of the ING Money Market Fund. A portfolio’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the portfolio invests resulting from the portfolio’s investment into the ING Money Market Fund.

Real Estate Companies and Real Estate Investment Trust (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses, in addition to terrorist attacks, war or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral. A portfolio retains its custodian to serve as its securities lending agent for these activities.

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

COMPARISON OF PORTFOLIO PERFORMANCE

Set forth below is the performance information for each Portfolio.  The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio since inception and by comparing each Portfolio’s performance to that of broad measures of market performance for the same period.  The bar charts show the performance of each Portfolio’s Class S shares for each year since inception.  Shares of each class of each Portfolio will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return. Thus, you should not compare the Portfolios’ performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Lord Abbett Growth and Income Portfolio

Year-by-Year Total Returns (%)(1)(2)(3)

(For the periods ended December 31 of each year)

(1)

During the period shown in the chart, the Portfolio’s best quarterly performance was 19.58% for the 2nd quarter of 2003, and the Portfolio’s worst quarterly performance was -21.18% for the 3rd quarter of 2002.

(2)	Class S of the Acquired Portfolio commenced operations on February 1, 2000.
(3)

Lord Abbett, has managed the Acquired Portfolio since December 1, 2005. Prior to December 1, 2005, the Acquired Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.

The Acquiring Portfolio

The Acquiring Portfolio’s total returns for the years presented below show performance of the Class S shares of the Acquiring Portfolio as it has been managed by its current sub-adviser, Pioneer, under its current investment strategy.  If shareholders of the Acquiring Portfolio approve the Sub-Adviser Change Proposal, concurrent with the closing of the Reorganization, the Acquiring Portfolio would be managed by a new sub-adviser, ING IM, under new investment strategy, and the performance record below does not illustrate the performance by the Acquiring Portfolio’s new sub-adviser, ING IM.

Pioneer Equity Income Portfolio

Year-by-Year Total Returns (%)(1)(2)

(For the periods ended December 31 of each year)

(1)

During the period shown in the chart, the Portfolio’s best quarterly performance was 13.09% for the 3rd quarter of 2009, and the Portfolio’s worst quarterly performance was -20.75% for the 4th quarter of 2008.

(2)	Class S of the Acquiring Portfolio commenced operations on May 11, 2007.

Performance of a Substantially Similar Managed Fund

The chart and table below show the performance of ING Equity Dividend Fund, a separate mutual fund,) that is managed by ING IM under strategies that are substantially similar to the large cap value strategy that ING would apply to the Acquiring Portfolio, subject to shareholder approval of the Sub-Adviser Change Proposal.  ING Equity Dividend Fund (the “Fund”) is a separate fund from the Acquired Portfolio and the Acquiring Portfolio, and shareholders would not receive an interest in ING Equity Dividend Fund as a result of the Reorganization.  The performance of the Fund is shown below solely to provide information on the performance of a fund that has substantially similar strategies as those that the Acquiring Portfolio would have and that has been managed by the same persons who would manage the Acquiring Portfolio, if shareholders of the Acquiring Portfolio approve the Sub-Adviser Change Proposal.  The average size of the Fund was approximately $6 million in 2008 and $8 million in 2009 (based on the average of month-end account values).  There can be no assurance that the performance would have been the same if the Fund size were larger.  The Fund’s performance information below does not reflect insurance product or qualified plan expenses, and if such information were reflected, returns would be less than those shown.

The bar chart and table show the changes in the Fund Class A shares’ performance from year to year, and the table compares the Fund Class A shares’ performance to the performance of a broad-based securities market index for the same period.  The Fund Class A shares’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares, but does not reflect the impact of sales charges. If it did, returns would be lower than those shown. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

The performance of the Fund does not represent the past performance of the Acquiring Portfolio and is not an indication of the future performance of the Acquiring Portfolio. You should not assume that the Acquiring Portfolio will have the same performance as the Fund.

Calendar Year Total Returns

ING Equity Income Fund - Class A (as of December 31 of each year)

Best quarter: 3rd, 2009, 18.23% and Worst quarter: 4th, 2008, -16.78%

The Fund’s Class A shares’ year-to-date total return as of September 30, 2010: 9.71%

Average Annual Total Returns (%)
(for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)		10 Yrs	Inception Date
Class A before taxes and after sales charges	%	16.70	-8.77		N/A	12/18/07
Russell 1000® Value Index(1)%		19.69	-13.06	(2)	N/A	—

(1)         The index returns do not reflect deductions for fees or expenses.

(2)         Reflects index performance since the date closest to the Class’ inception for which data is available.

Average Annual Total Return

(For the periods ended December 31, 2009)

The Acquiring Portfolio’s total returns for the years presented below show performance of the Acquiring Portfolio as it has been managed by its current sub-adviser, Pioneer, under its current investment strategy.  If shareholders of the Acquiring Portfolio approve the Sub-Adviser Change Proposal, concurrent with the closing of the Reorganization, the Acquiring Portfolio would be managed by a new sub-adviser, ING IM, under a new investment strategy, and the performance record below does not illustrate the performance by the Acquiring Portfolio’s new sub-adviser, ING IM, performance during the period presented.  For the performance records of ING IM, see “Performance of a Substantially Similar Managed Fund” above.

	1 Year	5 Years or Since Inception		10 Years or Since Inception		Inception Date
The Acquired Portfolio(1)
Class ADV %	18.78	-4.65		N/A		04/28/06
Russell 1000® Value Index(2)%	19.69	-4.36	(3)	N/A
Class I %	19.03	-0.30		3.45		06/24/03
Russell 1000® Value Index(2)%	19.69	-0.25		4.61	(3)
Class S %	18.79	-0.54		1.69		02/01/00
Russell 1000® Value Index(2)%	19.69	-0.25		2.84	(3)
Class S2%	18.57	-0.69		4.47		09/09/02
Russell 1000® Value Index(2)%	19.69	-0.25		5.22	(3)
The Acquiring Portfolio (Under the management of Pioneer, its current sub-adviser)
Class ADV %	11.97	-11.59		N/A		05/11/07
Russell 1000® Value Index(2)%	19.69	-11.65	(3)	N/A
Class I %	12.66	-11.10		N/A		05/11/07
Russell 1000® Value Index(2)%	19.69	-11.65	(3)	N/A
Class S %	12.38	-11.37		N/A		05/11/07
Russell 1000® Value Index(2)%	19.69	-11.65	(3)	N/A

(1)               Lord Abbett, has managed the Acquired Portfolio since December 1, 2005. Prior to December 1, 2005, the Acquired Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.

(2)               The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.  The index returns do not reflect deductions for fees, expenses, or taxes.

(3)               Reflects index performance since the date closest to the class’ inception for which data is available.

Additional information about the Acquiring Portfolio is included in Appendices B and C to this Proxy Statement/Prospectus.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the Acquired Portfolio’s liabilities; and (ii) the distribution of shares of the Acquiring Portfolio to shareholders of the Acquired Portfolio, as provided for in the Reorganization Agreement.  The Acquired Portfolio will then be liquidated.

Each Class ADV, Class I and Class S shareholder of the Acquired Portfolio will hold, immediately after the Closing Date, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio held by that shareholder as of the Closing Date.  Each Class S2 shareholder of the Acquired Portfolio will hold, immediately after the Closing Date, shares of Class S of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio held by that shareholder as of the Closing Date.  In the interest of economy and convenience, shares of the Acquiring Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

As described above, subject to shareholder approval of the Sub-Adviser Change Proposal, the Acquiring Portfolio will change its sub-adviser, investment strategy and name concurrent with the closing of the Reorganization.  Accordingly, after the closing of the Reorganization, shareholders of the Acquired Portfolio will ultimately hold shares of the Acquiring Portfolio, which will pursue new investment strategy.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Acquired Portfolio.  The Reorganization Agreement also requires that each Portfolio take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization would be one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds, and to feature investment by ING-affiliated entities in strategies that DSL believes could potentially benefit investors.  DSL also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with larger asset bases and greater prospects for long-term viability.  This is expected to provide greater investment opportunities for each surviving fund and the potential to take larger portfolio positions.

The Reorganization was presented for consideration to, and was approved by, the Board of the Portfolios at a meeting held on September 30, 2010.  The Trustees of each Portfolio, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of such Portfolio and its shareholders.

Board Considerations

The Board of the Acquired Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  changes of the Acquiring Portfolio’s sub-adviser, investment strategy and name that, subject to shareholder approval of the Sub-Adviser Change Proposal, are expected to take place concurrent with the consummation of the Reorganization, including the rationale for the Acquiring Portfolio to adopt ING IM’s proprietary large cap value strategy and to replace its current sub-adviser with ING IM to manage the Portfolio under this new strategy;

•                  the investment performance of the Acquired Portfolio, in relation to the performance of ING Equity Dividend Fund, a series of ING Equity Trust, and a composite of ING IM’s discretionary client accounts all of which are managed by ING IM in a similar investment strategy that the Acquiring Portfolio would be managed after the Reorganization;

•                  Class ADV Class, Class I and Class S shareholders of the Acquired Portfolio will receive shares of the same class of the Acquiring Portfolio and the gross expense ratios for shareholders of these classes of the Acquiring Portfolio are expected to be higher than those of the Acquired Portfolio; however, due to the Acquiring Portfolio’s current expense limits that would be extended through May 1, 2012 pending the consummation of the Reorganization, its net expense ratios would be lower than those of the Acquired Portfolio during this period;

•                  Class S2 shareholders of the Acquired Portfolio will receive shares of Class S of the Acquiring Portfolio which is expected to have both gross and net expense ratios to be lower than those of the Acquired Portfolio Class S2;

•                  changes in the investment objective, policies, restrictions, management and portfolio holdings of the Acquired Portfolio as a result of the Reorganization;

•                  the terms and conditions of the Reorganization Agreement;

•                  that if the Reorganization is approved by shareholders, prior to the Closing Date, a significant portion of the holdings of the Acquired Portfolio will be sold and proceeds of such sales are expected to be invested in assets that the Acquiring Portfolio may hold or wish to hold, as described more fully in “Portfolio Transitioning” below;

•                  that all expenses relating to obtaining shareholder approval and the preparation of any filings with the SEC will be paid by DSL (or an affiliate);

•                  the tax consequences of the Reorganization to the Acquired Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

•                  that the interests of existing shareholders of either Portfolio will not be diluted as a result of the Reorganization.

The Board of the Acquired Portfolio recommends that shareholders approve the Reorganization.

Portfolio Transitioning

Subject to shareholder approval of the Sub-Adviser Change Proposal and shareholder approval of the Reorganization, upon the closing of the Reorganization, DSL is expected to retain a transition manager to align the Acquired Portfolio’s holdings with the Acquiring Portfolio’s investment strategy, which would be the new large cap value strategy managed by ING IM.  As a result, the transition manager is expected to sell a significant portion of the Acquired Portfolio’s holdings shortly prior to and after the Closing Date.  The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Portfolio may hold or wish to hold.  During this transition period (the “Transition Period”), the Acquired Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to the Acquiring Portfolio, may also sell portfolio holdings that it acquired from the Acquired Portfolio, and the Acquiring Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Portfolios may be made at a disadvantageous time and could result in increased transactional costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither the Acquired Portfolio nor its shareholders, nor the Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, the Acquired Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Expenses of the Reorganization

The Reorganization Expenses will be paid by DSL (or an affiliate).  These expenses include, but are not limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transaction costs resulting from the sales or purchases of portfolio securities by the Portfolios during the Transition Period, which are ultimately borne by Portfolio shareholders.

Future Allocation of Premiums

Shares of the Acquired Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to the Acquired Portfolio will be allocated to the Acquiring Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Each Portfolio is organized as a separate series of IIT, an open-end management investment company organized as a Massachusetts business trust.  IIT is governed by a Board of Trustees consisting of ten members.  For more information on the history of IIT, see the Portfolios’ SAI.

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios.  DSL has overall responsibility for the management of the Portfolios.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed approximately $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ advisory agreements, which may trigger the need for shareholder approval of new agreements.

Management Fees

Each Portfolio pays its investment adviser, DSL, a management fee, payable monthly, based on the average daily net assets of the Portfolio.  The following table shows the aggregate annual management fees paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees(1)
The Acquired Portfolio

0.750% on the first $500 million of the Portfolios’ combined average daily net assets;

0.700% on the next $250 million of the Portfolios’ combined average daily net assets;

0.650% on the next $500 million of the Portfolios’ combined average daily net assets; and

0.600% of the Portfolio’s average daily net assets in excess of $1.25 billion.

The Acquiring Portfolio(2)	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.

(1)         The Acquired Portfolio has a “bundled” fee arrangement under which DSL, out of its the management fee, pays many of the ordinary expenses for the Acquired Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses, and does not directly pay any administration fees.  The Acquiring Portfolio does not have this fee arrangement, and it pays an annual administration fee of 0.10% of the Portfolio’s average daily net assets.  See “Administration Fees” below.

(2)         As shown in the section “Sub-Adviser Fees” below, the appointment of ING IM to replace Pioneer would result in a reduction of the sub-advisory fee ratio for the Acquiring Portfolio.  Subject to shareholder approval of the Sub-Adviser Change Proposal, DSL has agreed to lower the advisory fee for the Acquiring Portfolio so that the advisory fee payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reduction for the period from January 21,

2011 through May 1, 2012.  There is no guarantee that this waiver will continue after that date. This agreement will continue only of the DSL elects to renew it.

For the fiscal year ended December 31, 2009, the aggregate annual management fee paid by the Acquired Portfolio was 0.75% of the Portfolio’s average daily net assets, and the aggregate annual management fee paid by the Acquiring Portfolio was 0.65% of the Portfolio’s average daily net assets.  If shareholders approve the Reorganization, the Acquiring Portfolio will pay the same management fee currently in place for the Acquiring Portfolio.  For more information regarding the management fees, please see the Portfolios’ SAI, dated December 31, 2009.

Expense Limitation Arrangements

DSL has entered into a written expense limitation agreement with the Acquiring Portfolio, under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years.   The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement. Pursuant to the expense limitation agreement, the expense limits for the Acquiring Portfolio are 1.29%, 0.69% and 0.94% for ADV Class, Class I and Class S shares, respectively. The expense limitation agreement will continue through May 1, 2011, and will be extended through May 1, 2012 pending the consummation of the Reorganization.

Sub-Advisers

DSL has engaged sub-advisers to provide the day-to-day management of each Portfolio pursuant to sub-advisory agreements.  Under the terms of each sub-advisory agreement, the agreement can be terminated by either the respective Portfolio’s Board or DSL. In the event the agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the Portfolio.  DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of each Portfolio’s assets and the purchase and sale of portfolio securities.

DSL has engaged Lord Abbett as the sub-adviser to the Acquired Portfolio.  Lord, Abbett & Co. LLC (“Lord Abbett” or “Sub-Adviser”) was founded in 1929 and manages one of the nation’s oldest mutual fund complexes. The principal address of Lord Abbett is 90 Hudson Street, Jersey City, New Jersey 07302. As of December 31, 2009, Lord Abbett managed $88.9 billion in assets.

DSL currently engages Pioneer as the sub-adviser to the Acquiring Portfolio.  Pioneer is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer and its U.S affiliates.

 If the shareholders of the Acquiring Portfolio approve the Portfolio’s sub-adviser change from Pioneer to ING IM, ING IM will become sub-adviser to the Acquiring Portfolio.  ING IM, a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2009, ING IM managed approximately $61.3 billion in assets.

If the shareholders of the Acquiring Portfolio also approve the addition of IIM B.V. and ING Asia/Pacific as sub-advisers to the Portfolio, DSL may, from time to time, obtain from each of these sub-advisers investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or both of these sub-advisers investment management authority if DSL believes that doing so would benefit the Acquiring Portfolio. Each of ING B.V. and ING Asia/Pacific is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

•                  ING Investment Management Advisors, B.V. (“IIM B.V.”) is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. As of September 30, 2010, IIM B.V. had approximately $2.2 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of September 30, 2010, had approximately $212 billion in assets under management.

•                  ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. As of December 31, 2009, IIM Asia Pacific, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $2.6 billion in assets.

As mentioned above, only ING IM will initially manage the Acquiring Portfolio’s assets.  However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or ING Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective.  Each sub-adviser would make investment decisions for the assets it is allocated to manage

Sub-Adviser Fees

DSL pays the sub-adviser to each Portfolio, a sub-advisory fee, payable monthly, based on the Portfolio’s average daily net assets managed by the sub-adviser.  If shareholders approve the Reorganization, DSL will pay ING IM a sub-advisory fee ratio lower than the current sub-advisory fee ratio paid by DSL to Pioneer for the sub-advisory services to the Acquiring Portfolio.  The following table shows the aggregate annual sub-advisory fee paid by DSL to each sub-adviser:

Portfolio	Sub-Adviser Fees
The Acquired Portfolio — Sub-Advisory Fee to Lord Abbett

0.35% on the first $200 million of the Portfolio’s average daily net assets;

0.27% on the next $200 million of the Portfolio’s average daily net assets; and

0.25% of the Portfolio’s average daily net assets in excess of $400 million.

The Acquiring Portfolio Prior to the Reorganization — Sub-Advisory Fee to Pioneer(1)	0.30% on all assets.

The Acquiring Portfolio After the Reorganization — Sub-Advisory Fee to ING IM, IIM B.V. and ING Asia/Pacific	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% of the Portfolio’s average daily net assets in excess of $500 million.

(1)               The assets of Pioneer Equity Income Portfolio are aggregated with those of ING Pioneer Fund Portfolio, another series of ING Investors Trust, in calculating the sub-advisory fee to be paid to Pioneer.

If shareholder approval of the Sub-Adviser Change Proposal and shareholder approval of the Reorganization are obtained, after the Reorganization, ING affiliates would manage the combined assets of the Acquired and Acquiring Portfolios, and thus the investment management subsidiaries of ING Groep, as a group, would be able to retain the entire advisory fee.  Based on the net assets of both Portfolios as of July 31, 2010, the additional retained revenue for ING affiliates is estimated to be $486,000 annually.

Portfolio Managers

If the shareholders of Pioneer Equity Income Portfolio approve the Portfolio’s sub-adviser change, the following individuals are jointly responsible for the day-to-day management of the Portfolio:

Robert M. Kloss, Portfolio Manager, joined ING IM 1992. Mr. Kloss has also served as a senior sector analyst on ING IM’s fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining ING IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions, including portfolio manager with Federated Investors, since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

For information regarding the basis for the Board’s approval of portfolio management relationships for Lord Abbett Growth and Income Portfolio and for Pioneer Equity Income Portfolio, please refer to these Portfolios’ annual shareholder report dated December 31, 2009.  For information regarding the basis for the Board’s approval of portfolio management relationships for Large Cap Value Portfolio, please refer to the Portfolio’s annual report to be dated December 31, 2010.

Distributor

ING Investments Distributor, LLC (“IID” or “Distributor”), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for the Portfolios and is a member of FINRA.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Distribution and Service Fees

The ADV Class and Class S shares of both Portfolios and Class S2 of the Acquired Portfolio pay the distribution (12b-1) and/or service fees as described in the table entitled “Annual Portfolio Operating Expenses” in the section titled “Comparison of Fees and Expenses” above. Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment.

The Portfolios’ distributor, IID, has contractually agreed to waive 0.15% of the distribution fee for the ADV Class shares of each Portfolio and 0.10% for the Class S2 shares of the Acquired Portfolio so that the actual fee paid by the applicable ADV Class and Class S2 shares, is an annual rate of 0.35% and 0.15%, respectively.  Absent the waiver, the distribution fee is 0.50% for ADV Class shares and 0.25% for Class S2 shares.  The waiver will continue through May 1, 2011 and will be extended through May 1, 2012 for the Acquiring Portfolio Class ADV pending the consummation of the Reorganization.

Administration Fees

ING Funds Services, LLC (“IFS”) serves as the administrator to the Acquired Portfolio pursuant to an Administrative Services Sub-Contract by and between DSL and IFS.  The Acquired Portfolio has a “bundled” fee arrangement under which DSL, out of its management fee, pays many of the ordinary expenses for the Acquired Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses.  DSL does not bear the expenses of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Acquired Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and ordinary expenses, such as litigation or indemnification expenses.

IFS also serves as the administrator for the Acquiring Portfolio pursuant to an Administrative Services Agreement between the Acquiring Portfolio and IFS.  Under this agreement, IFS receives an annual administrative services fee equal to 0.10% of the average daily net assets for the Acquiring Portfolio.  If shareholders approve the Reorganization, the Acquiring Portfolio will continue to pay an annual administration fee of 0.10% of the Portfolio’s average daily net assets.

Dividends, Distributions and Taxes

Each Portfolio distributes to its Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to Participating Insurance Company Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by the Acquired Portfolio’s shareholders and is being consummated, then as soon as practicable before the Closing Date, the Acquired Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Key Differences in the Rights of the Acquired Portfolio’s Shareholders and the Acquiring Portfolio’s Shareholders

Each Portfolio is organized as a separate series of ING Investors Trust (“IIT”), a Massachusetts business trust, which is governed by a Declaration of Trust and Bylaws.  Consequently, there are no differences in the rights of shareholders of each Portfolio.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2010, and on a pro forma basis as of June 30, 2010, giving effect to the Reorganization:

	The Acquired Portfolio	The Acquiring Portfolio	Adjustments		The Acquiring Portfolio Pro Forma

CLASS ADV
Net Assets	409,912	678	(140	)(1)	410,450
Net Asset Value Per Share	$7.25	$6.78			$6.78
Shares Outstanding	56,569	100	3,869	(2)	60,538

CLASS I
Net Assets	78,148,728	119,081,481	(26,601	)(1)	197,203,608
Net Asset Value Per Share	$7.30	$6.81			$6.81
Shares Outstanding	10,710,754	17,495,752	760,924	(2)	28,967,430

CLASS S
Net Assets	52,009,612	2,640	1,777,967	(1)(4)	53,790,219
Net Asset Value Per Share	$7.33	$6.77			$6.77
Shares Outstanding	7,091,541	390	853,449	(2)	7,945,380

CLASS S2(3)
Net Assets	1,796,281	N/A	(611	)(1)(4)	N/A
Net Asset Value Per Share	$7.29	N/A			N/A
Shares Outstanding	246,310	N/A	(246,310	)(1)(4)	N/A

(1)         Reflects adjustment for estimated one time merge/transition expenses.

(2)         Reflects new shares issued, net of retired shares of the Acquired Portfolio (Calculation: Net Assets ÷ NAV per share).

(3)         The Acquiring Portfolio does not offer Class S2 shares in this Proxy Statement/Prospectus.  Pending shareholder approval of the Reorganization and the approval of the Sub-Adviser Change Proposal by shareholders of the Acquiring Portfolio, Acquired Portfolio Class S2 shares will merge into Acquiring Portfolio Class S.

(4)         Reflects adjustment due to merging Class S2 shares into Class S.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about December 9, 2010.  In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Portfolio a written revocation or duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of the Acquired Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote the Acquired Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.  The Acquired Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Each shareholder of the Acquired Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of the Acquired Portfolio at the close of business on November 2, 2010 (the “Record Date”) will be entitled to be present and give voting instructions for the Acquired Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 10, 2010.  As of the Record Date, the following shares of beneficial interest of the Acquired Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV
Class I
Class S
Class S2
Total

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Acquired Portfolio present or represented at the meeting, provided that more than 50% of the outstanding voting securities of the Acquired Portfolio are present in person or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities of the Acquired Portfolio.

The holders of 30% of the outstanding shares of the Acquired Portfolio present in person or by proxy shall constitute a quorum at any meeting of the shareholders of the Acquired Portfolio. A majority of the shareholders of the Acquired Portfolio present in person or proxy may adjourn the meeting of the Acquired Portfolio (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless, if after the adjournment, a new record date is fixed.  Because a significant percentage of the Acquired Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

If a shareholder of the Acquired Portfolio abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, an abstention or broker non-vote will have the effect of a vote against a proposal.

Where Variable Contract owners fail to give instructions as to how to vote their shares, the Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners who voted.  The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote.

[To the knowledge of DSL, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of any Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of each Portfolio.]  Appendix C hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolios.

Other Matters to Come Before the Special Meeting

IIT does not know of any matters to be presented at the Special Meeting other than the proposal described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

IIT is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Acquired Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.
Secretary

December 9, 2010
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 30th day of September, 2010, by ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (“ING Investors”), on behalf of ING Pioneer Equity Income Portfolio (the “Acquiring Portfolio”) and ING Lord Abbett Growth and Income Portfolio (the “Acquired Portfolio”), each a separate series of ING Investors.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Class ADV, Class I and Class S voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of ING Investors has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of ING Investors has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.          Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I and Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each Class ADV, Class I and Class S, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Class S2 shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of Class S, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I and Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; (ii) distribute to the Acquired Portfolio’s shareholders of record with respect to Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of Class S received by the Acquired Portfolio pursuant to paragraph 1.1; and (iii) will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to the Acquired Portfolio Shareholders of each class shall be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will represent a number of the Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I and Class S Acquiring Portfolio Shares in connection with such exchange.

1.5.          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.             VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.          The net asset value of a Class ADV, Class I and Class S Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.          The number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class ADV, Class I and Class S assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I, and Class S shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same class, determined in accordance with paragraph 2.2.  The number of Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class S2 assets shall be determined by dividing the value of the net assets with respect to the Class S2 shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class S Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be January 21, 2011 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.          The Acquired Portfolio shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc.(the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of ING Investors, ING Investors, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a)       The Acquired Portfolio is duly organized as a series of ING Investors, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under ING Investors’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ING Investors is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investors’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investors, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investors, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by ING Investors, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  ING Investors, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since December 31, 2009, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(m)      All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of ING Investors, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of ING Investors, ING Investors, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)       The Acquiring Portfolio is duly organized as a series of ING Investors, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under ING Investors’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ING Investors is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investors’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investors, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investors, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by ING Investors, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Investors, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  ING Investors, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since December 31, 2009, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(l)        All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Investors and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)      The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of ING Investors, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)       The information to be furnished by ING Investors for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)       That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I and Class S Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          ING Investors, on behalf of the Acquired Portfolio, covenants that ING Investors will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Investors, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) ING Investors’, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) ING Investors’, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of ING Investors, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at ING Investors’ election, to the performance by ING Investors, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of ING Investors, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          ING Investors, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of ING Investors, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Portfolio shall reasonably request;

6.3.          ING Investors, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investors, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of ING Investors, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at ING Investors’ election, to the performance by ING Investors, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                              All representations and warranties of ING Investors, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                              ING Investors shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Investors;

7.3.                              ING Investors, on behalf of the Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of ING Investors, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.                              ING Investors, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investors, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                              The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Investors, on behalf of the Acquired Portfolio, or ING Investors, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                              The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of ING Investors’ Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio.  Notwithstanding anything herein to the contrary, neither ING Investors, on behalf of the Acquiring Portfolio, nor ING Investors, on behalf of the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2.                              On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                              All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Investors to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.                              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                              The parties shall have received the opinion of Dechert LLP addressed to ING Investors substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Investors.  Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                              ING Investors, on behalf of the Acquired Portfolio and on behalf of the Acquiring Portfolio, represents and warrants other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                                 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser).  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                        ING Investors has not made any representation, warranty or covenant, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, as the case may be, not set forth herein and that this Agreement constitutes the entire agreement between the Acquiring Portfolio and Acquired Portfolio with respect to this Reorganization.

10.2.                        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before April 30, 2011, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Investors; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by ING Investors pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey P. Falgout Jr., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Jeffrey S. Puretz.

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.                        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of ING Investors personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of ING Investors.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST on behalf of its

ING Lord Abbett Growth and Income Portfolio series

By:	/s/ Kimberly A. Anderson

Name:	Kimberly A. Anderson

Title:	Senior Vice President

ING INVESTORS TRUST on behalf of its

ING Pioneer Equity Income Portfolio series

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Senior Vice President

Appendix B

ADDITIONAL INFORMATION REGARDING ING LARGE CAP VALUE PORTFOLIO

This section provides additional information regarding ING Large Cap Value Portfolio (the “Acquiring Portfolio”), assuming that shareholders of ING Pioneer Equity Income Portfolio approve the sub-adviser change and ING Pioneer Equity Income Portfolio changes its investment strategy and adopts the new name “ING Large Cap Value Portfolio.”  Unless described otherwise in this section, all information provided below regarding ING Large Cap Value Portfolio after the changes, except information about the sub-advisers and portfolio managers, is identical to information regarding ING Pioneer Equity Income Portfolio prior to those changes.

About Your Investment

The Acquiring Portfolio’s shares may be offered to Variable Contracts, Qualified Plans outside the separate account context, custodial accounts and certain investment advisers and their affiliates in connection with the creation or management of the Acquiring Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Acquiring Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Acquiring Portfolio’s behalf.

The Acquiring Portfolio currently does not foresee any disadvantages to investors if the Acquiring Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted, for which the Acquiring Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (the “Board”) directed Directed Services LLC (“DSL” or the “Adviser”) to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Acquiring Portfolio might be required to redeem the investment of one or more of its separate accounts from the Acquiring Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Acquiring Portfolio to sell securities at disadvantageous prices. The Acquiring Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Acquiring Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Acquiring Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Acquiring Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Acquiring Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Acquiring Portfolio management. For example, the Acquiring Portfolio may be required to sell securities or invest cash at times when it not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or Acquiring Portfolio turnover. The Adviser and sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Acquiring Portfolio as a result of these transactions. So long as the Acquiring Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) or under the terms of an exemptive order granted by the Securities and Exchange Commission (the “SEC”).

Net Asset Value

The net asset value (“NAV”) per share for each class of the Acquiring Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Acquiring Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. To the extent the Acquiring Portfolio invests in other open-end funds (other than ETFs), the Acquiring Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus. The NAV per share of each class of the Acquiring Portfolio is calculated by taking the value of the Acquiring Portfolio’s assets attributable to that class, subtracting the Acquiring Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Acquiring Portfolio (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Acquiring Portfolio’s NAV is not calculated. As a result, the NAV of the Acquiring Portfolio may change on days when shareholders will not be able to purchase or redeem the Acquiring Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Acquiring Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Acquiring Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Acquiring Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Acquiring Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Acquiring Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Acquiring Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Acquiring Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Acquiring Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Acquiring Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

The Acquiring Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Acquiring Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Administrative Services

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets.

Portfolio Distribution

The Acquiring Portfolio is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”).  IID is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, AZ  85258.

IID is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from the FINRA.

Additional Information Regarding the Classes of Shares

The Acquiring Portfolio’s shares are classified into Adviser Class (“ADV Class”), Class I, Service Class (“Class S”) and Service 2 Class (“Class S2”). The classes are identical except for different expenses, certain related rights and certain shareholder services.  All classes of the Acquiring Portfolio have a common investment objective and investment portfolio.  Class S2 is not offered in this Proxy Statement/Prospectus.

Distribution and Shareholder Service Plans

The Acquiring Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the ADV Class and Class S shares of the Acquiring Portfolio. Under these plans, the Acquiring Portfolio pays certain fees to IID, the Acquiring Portfolio’s principal underwriter, for IID’s distribution/shareholder services for the ADV Class and Class S shares.  Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the 12b-1 Plan for the ADV Class shares, IID is paid an annual shareholder services fee equal to 0.25% and an annual distribution fee equal to 0.50% in each case computed as a percentage of average daily net assets of the ADV Class shares of the Acquiring Portfolio.  The shareholder services fee is paid for the shareholder services and account maintenance services provided by IID to the Acquiring Portfolio and could be used by IID to pay securities dealers (including IID) and other financial institutions, plan administrators, and organizations for servicing shareholder accounts.  The distribution fee would be paid for IID’s services as distributor of the Acquiring Portfolio in connection with any activities or expenses primarily intended to result in the sale of ADV Class shares of the Acquiring Portfolio.  IID has agreed to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2011 and has agreed to extend this date to May 1, 2012 upon the consummation of the Reorganization.

Under the 12b-1 Plan for the Class S shares, IID is paid an annual distribution/shareholder service fee at the rate of 0.25% as a percentage of average daily net assets of the Class S shares of the Acquiring Portfolio.  The distribution/shareholder service fee may be used to cover expenses incurred in promoting the sale of Class S shares and for providing shareholder services and/or account maintenance services to shareholders.  IID may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including affiliates.

Frequent Trading — Market Timing

The Acquiring Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Acquiring Portfolio. Shares of the Acquiring Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Acquiring Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Acquiring Portfolio.

The Acquiring Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Acquiring Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading.  With trading information received as a result of these agreements, the Acquiring Portfolio may make a determination that certain trading activity would be harmful to the Acquiring Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Acquiring Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Acquiring Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Acquiring Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Acquiring Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Acquiring Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Acquiring Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Acquiring Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on portfolio performance.

The Acquiring Portfolio’s investments in foreign securities may present greater opportunities for market timers and thus the Acquiring Portfolio may be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Acquiring Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Acquiring Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Acquiring Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by the Acquiring Portfolio is halted and does not resume prior to the time the Acquiring Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, the Acquiring Portfolio may hold thinly-traded securities, such as certain small-capitalization securities, and thus it may be exposed to varying levels of pricing arbitrage. The Acquiring Portfolio has adopted fair valuation policies and procedures intended to reduce the Acquiring Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies.  However, to the extent that the Acquiring Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Acquiring Portfolio that are followed by the financial intermediaries that use the Acquiring Portfolio and the monitoring by the Acquiring Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Acquiring Portfolio will occur. Moreover, decisions about allowing trades in the Acquiring Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Acquiring Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Acquiring Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Acquiring Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Acquiring Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Acquiring Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans.  The Adviser, Distributor, Administrator, or affiliated entities of the Acquiring Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Acquiring Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Acquiring Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Acquiring Portfolio by those companies.  The Acquiring Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Acquiring Portfolio.  These payments as well as payments from the Acquiring Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Acquiring Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Acquiring Portfolio.

As of April 30, 2010, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.  Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%.  This is computed as a percentage of the average aggregate amount invested in the Acquiring Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Acquiring Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants.  The Acquiring Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Portfolio Holdings Disclosure Policy

A description of the Acquiring Portfolio’s policies and procedures with respect to the disclosure of the Acquiring Portfolio’s portfolio securities is available in the SAI.  The Acquiring Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., the Acquiring Portfolio will post the quarter ending June 30 holdings on July 31). The Acquiring Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Acquiring Portfolio’s website until the Acquiring Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Acquiring Portfolio’s website is located at www.ingfunds.com/vp/literature.

Reports to Shareholders

The fiscal year of the Acquiring Portfolio ends on December 31.  The Acquiring Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

Dividends and Distributions

The Acquiring Portfolio declares and pays dividends from net investment income at least annually. The Acquiring Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Acquiring Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Acquiring Portfolio’s dividends may constitute a return of capital

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

The Acquiring Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income.  As a RIC, the Acquiring Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain.  The Acquiring Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Acquiring Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Acquiring Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level.

See the Acquiring Portfolio’s SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE ACQUIRING PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT.  FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Pioneer Equity Income Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2010, which is unaudited.

Income (loss) from investment operations					Less distributions						Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
06-30-10	6.92	0.06		(0.20)	(0.14)	—	—	—	—	6.78	(2.02)	1.56	1.29	†	1.29	†	1.82	†	1	7
12-31-09	6.18	0.14		0.60	0.74	—	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19	—	0.01	0.20	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23
05-11-07(4) - 12-31-07	10.00	0.15		(0.89)	(0.74)	0.08	—	—	0.08	9.18	(7.39)	1.53	1.29		1.28		2.35		1	20

Class I
06-30-10	6.94	0.09	•	(0.22)	(0.13)	—	—	—	—	6.81	(1.87)	0.81	0.69	†	0.69	†	2.42	†	119,081	7
12-31-09	6.16	0.19		0.59	0.78	—	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23	—	0.01	0.24	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23
05-11-07(4) - 12-31-07	10.00	0.19	•	(0.88)	(0.69)	0.13	—	—	0.13	9.18	(6.94)	0.78	0.69		0.68		3.16		165,905	20

Class S
06-30-10	6.90	0.08	•	(0.21)	(0.13)	—	—	—	—	6.77	(1.88)	1.06	0.94	†	0.94	†	2.17	†	3	7
12-31-09	6.14	0.15	•	0.61	0.76	—	—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	—	0.01	0.24	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23
05-11-07(4) - 12-31-07	10.00	0.17	•	(0.89)	(0.72)	0.10	—	—	0.10	9.18	(7.17)	1.03	0.94		0.93		2.73		1	20

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

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Appendix C

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of November 2, 2010:

ING Lord Abbett Growth and Income Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING Pioneer Equity Income Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on November 2, 2010.

C-1

PART B

ING INVESTORS TRUST

Statement of Additional Information

December 9, 2010

Acquisition of the Assets and Liabilities of: ING Lord Abbett Growth and Income Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of:
ING Pioneer Equity Income Portfolio

(To be renamed “ING Large Cap Value Portfolio”)
(A Series of ING Investors Trust)
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust (“SAI”) is available to the shareholders of ING Lord Abbett Growth and Income Portfolio, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of ING Lord Abbett Growth and Income Portfolio will be transferred to ING Pioneer Equity Income Portfolio, a series of ING Investors Trust, in exchange for shares of ING Pioneer Equity Income Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; (iii) the Portfolio Managers’ Report for ING Pioneer Equity Income Portfolio; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for ING Lord Abbett Growth and Income Portfolio and ING Pioneer Equity Income Portfolio, dated April 30, 2010, as filed on April 29, 2010 (File No: 033-23512).

2.               The Financial Statements of ING Lord Abbett Growth and Income Portfolio and the Financial Statements of ING American Funds World Allocation Portfolio, which are included in the Annual Report dated December 31, 2009, as filed on March 4, 2010 and the Unaudited Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No. 811-05629).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated December 9, 2010, relating to the Reorganization of ING Lord Abbett Growth and Income Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of ING Lord Abbett Growth and Income Portfolio will be transferred to ING Pioneer Equity Income Portfolio, in exchange for shares of ING Pioneer Equity Income Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2010. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

[Merrill to insert: (1) SOL; (2) SAL; and (3) Portfolio holdings in Excel files here.]

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2010 (Unaudited)

	ING Lord Abbett Growth and Income Portfolio	ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio)	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in securities at value +*	$131,610,084	$116,956,085	$—		$248,566,169
Short-term investments at value**	1,051,070	—	—		1,051,070
Short-term investments in affiliates***	—	1,952,247	—		1,952,247
Cash	1,272,810	—	—		1,272,810
Receivables:
Investment securities sold	1,767,996	—	—		1,767,996
Fund shares sold	183,428	59,489	—		242,917
Dividends and interest	72,652	238,706	—		311,358
Prepaid expenses	—	607	—		607
Reimbursement due from manager	—	11,177	—		11,177
Total assets	135,958,040	119,218,311	—		255,176,351

LIABILITIES:
Payable for investment securities purchased	2,415,021	—	—		2,415,021
Payable for fund shares redeemed	400	—	—		400
Payable upon receipt for securities loaned	1,079,060	—	—		1,079,060
Payable to affiliates	99,026	76,380	—		175,406
Payable for trustee fees	—	2,274	—		2,274
Other accrued expenses and liabilities	—	54,858	45,055	(A)	99,913
Total liabilities	3,593,507	133,512	45,055		3,772,074
NET ASSETS	$132,364,533	$119,084,799	$(45,055)		$251,404,277

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$202,354,211	$164,579,041	$—		$366,933,252
Undistributed net investment income	679,131	4,934,772	(45,055)	(A)	5,568,848
Accumulated net realized loss	(71,527,066)	(46,912,908)	—		(118,439,974)
Net unrealized appreciation or depreciation	858,257	(3,516,106)	—		(2,657,849)
NET ASSETS	$132,364,533	$119,084,799	$(45,055)		$251,404,277

+ Including securities loaned at value	$1,019,595	$—	$—		$1,019,595
* Cost of investments in securities	$130,723,837	$120,472,191	$—		$251,196,028
** Cost of short-term investments	$1,079,060	$—	$—		$1,079,060
*** Cost of short-term investments in affiliates	$—	$1,952,247	$—		$1,952,247

Class ADV:
Net Assets	409,912	678	(140)	(A)	410,450
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	56,569	100	3,869	(B)	60,538
Net asset value and redemption price per share	$7.25	$6.78			$6.78

Class I:
Net Assets	78,148,728	119,081,481	(26,601)	(A)	197,203,608
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	10,710,754	17,495,752	760,924	(B)	28,967,430
Net asset value and redemption price per share	$7.30	$6.81			$6.81

Class S:
Net Assets	52,009,612	2,640	1,777,967	(A), (C)	53,790,219
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	7,091,541	390	853,449	(B)	7,945,380
Net asset value and redemption price per share	$7.33	$6.77			$6.77

Class S2:
Net Assets	1,796,281	n/a	(611)	(A), (C)	n/a
Shares authorized	unlimited	n/a			n/a
Par value	$0.001	n/a			n/a
Shares outstanding	246,310	n/a	(246,310)	(C)	n/a
Net asset value and redemption price per share	$7.29	n/a			n/a

(A)                    Reflects adjustment for estimated one time transition costs [(See Note 4 in Notes to Unaudited Pro Forma Financial Statements)].

(B)                      Reflects new shares issued, net of retired shares of ING Lord Abbett Growth and Income Portfolio.  (Calculation:  Net Assets ÷ NAV per share)

(C)                      Reflects adjustment due to merging Class S2 into Class S.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the twelve months ended June 30, 2010 (Unaudited)

	ING Lord Abbett Growth and Income Portfolio	ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio)	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,115,907	$4,052,399	$—		$6,168,306
Interest	1,831	—	—		1,831
Securities lending income, net	56,316	—	—		56,316
Total investment income	2,174,054	4,052,399	—		6,226,453

EXPENSES:
Investment management fees	—	824,573	958,572	(A)	1,783,145
Unified Fees	1,099,654	—	(1,099,654)	(A)	—
Distribution and service fees:
Class ADV	674	5	8	(A)	687
Class S	148,072	7	5,436	(A)	153,515
Class S2	9,968	—	(9,968)	(A)	—
Transfer agent fees	—	248	287	(A)	535
Administrative service fees	—	126,857	147,473	(A)	274,330
Shareholder reporting expense	—	57,964	18,881	(A)	76,845
Professional fees	—	22,030	7,176	(A)	29,206
Custody and accounting expense	—	11,654	3,796	(A)	15,450
Trustee fees	7,117	7,360	(4,720)	(A)	9,757
Interest expense	—	4,435	1,445	(A)	5,880
Miscellaneous expense	—	20	45,062	(A)(B)	45,082
Total expenses	1,265,485	1,055,153	73,793		2,394,431
Net waived and reimbursed fees	(2,121)	(177,715)	(122,064)	(A)	(301,900)
Brokerage commission recapture	(7,982)	(2,984)	—		(10,966)
Net expenses	1,255,382	874,454	(48,271)		2,081,565
Net investment income	918,672	3,177,945	48,271		4,144,888

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,382,060	(3,578,929)			(196,869)
Foreign currency related transactions	35	—			35
Net realized gain (loss)	3,382,095	(3,578,929)	—		(196,834)
Net change in unrealized appreciation or depreciation on:
Investments	13,647,489	21,591,916			35,239,405
Net change in unrealized appreciation or depreciation	13,647,489	21,591,916			35,239,405
Net realized and unrealized gain	17,029,584	18,012,987			35,042,571
Increase in net assets resulting from operations	$17,948,256	$21,190,932	$48,271		$39,187,459

*Foreign taxes withheld	$15,228	$11,589	$—		$26,817
(1) Dividends from affiliates	$—	$1,257	$—		$1,257

(A) Reflects adjustment in expenses due to effects of new contractual rates.

(B) Reflects adjustment for estimated one time transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See Accompanying Notes to Financial Statements

Portfolios of Investments as of June 30, 2010 (UNAUDITED)

		Pro Forma (Unaudited)					Pro Forma (Unaudited)
ING Lord Abbett Growth and Income Portfolio	ING Pioneer Equity Income Portfolio	ING Pioneer Equity Income Portfolio			ING Lord Abbett Growth and Income Portfolio	ING Pioneer Equity Income Portfolio	ING Pioneer Equity Income Portfolio
Shares					Value
COMMON STOCK: 97.6%
				Consumer Discretionary: 10.9%
38,700	—	38,700		Carnival Corp.	$1,170,288	$—	$1,170,288
—	108,924	108,924	@	Cedar Fair LP	—	1,341,944	1,341,944
108,000	—	108,000		Comcast Corp. — Class A	1,875,960	—	1,875,960
195,500	—	195,500	@	Ford Motor Co.	1,970,640	—	1,970,640
—	39,302	39,302		Genuine Parts Co.	—	1,550,464	1,550,464
2,500	—	2,500		Home Depot, Inc.	70,175	—	70,175
101,431	—	101,431	@	HSN, Inc.	2,434,344	—	2,434,344
39,500	—	39,500	@	Hyatt Hotels Corp.	1,465,055	—	1,465,055
15,400	—	15,400	@	J Crew Group, Inc.	566,874	—	566,874
18,900	—	18,900		JC Penney Co., Inc.	405,972	—	405,972
—	121,107	121,107		Johnson Controls, Inc.	—	3,254,145	3,254,145
17,900	—	17,900	@	Kohl’s Corp.	850,250	—	850,250
—	56,547	56,547		Lowe’s Cos., Inc.	—	1,154,690	1,154,690
48,627	—	48,627		Marriott International, Inc.	1,455,892	—	1,455,892
12,100	—	12,100		Omnicom Group	415,030	—	415,030
87,900	—	87,900	@	Pulte Homes, Inc.	727,812	—	727,812
—	29,584	29,584		Reed Elsevier PLC ADR	—	866,811	866,811
49,200	—	49,200		Target Corp.	2,419,164	—	2,419,164
16,954	—	16,954		Time Warner Cable, Inc.	882,964	—	882,964
16,233	—	16,233		Time Warner, Inc.	469,296	—	469,296
—	28,177	28,177		VF Corp.	—	2,005,639	2,005,639
					17,179,716	10,173,693	27,353,409
				Consumer Staples: 9.9%
65,900	—	65,900		Archer-Daniels-Midland Co.	1,701,538	—	1,701,538
—	26,971	26,971		Clorox Co.	—	1,676,517	1,676,517
16,700	33,249	49,949		Colgate-Palmolive Co.	1,315,292	2,618,691	3,933,983
—	46,026	46,026		General Mills, Inc.	—	1,634,844	1,634,844
—	51,597	51,597		Hershey Co.	—	2,473,044	2,473,044
—	58,929	58,929		HJ Heinz Co.	—	2,546,911	2,546,911
—	21,626	21,626		JM Smucker Co.	—	1,302,318	1,302,318
—	34,849	34,849		Kellogg Co.	—	1,752,905	1,752,905
14,500	—	14,500		Kraft Foods, Inc.	406,000	—	406,000
150,165	—	150,165		Kroger Co.	2,956,749	—	2,956,749
14,700	—	14,700		PepsiCo, Inc.	895,965	—	895,965
—	21,318	21,318		Procter & Gamble Co.	—	1,278,654	1,278,654
—	50,400	50,400		Sara Lee Corp.	—	710,640	710,640
—	40,295	40,295		Sysco Corp.	—	1,151,228	1,151,228
—	16,900	16,900		Walgreen Co.	—	451,230	451,230
					7,275,544	17,596,982	24,872,526
				Energy: 12.3%
21,800	—	21,800		Anadarko Petroleum Corp.	786,762	—	786,762
5,500	—	5,500		Apache Corp.	463,045	—	463,045
62,200	19,907	82,107		Chevron Corp.	4,220,892	1,350,889	5,571,781
—	29,677	29,677		ConocoPhillips	—	1,456,844	1,456,844
118,000	—	118,000		El Paso Corp.	1,310,980	—	1,310,980
8,700	—	8,700		EOG Resources, Inc.	855,819	—	855,819
103,355	16,099	119,454		ExxonMobil Corp.	5,898,470	918,770	6,817,240
72,400	—	72,400		Halliburton Co.	1,777,420	—	1,777,420
—	17,500	17,500		Helmerich & Payne, Inc.	—	639,100	639,100
14,800	—	14,800		Hess Corp.	745,032	—	745,032
47,500	76,675	124,175		Marathon Oil Corp.	1,476,775	2,383,826	3,860,601
18,000	—	18,000		Petroleo Brasileiro SA ADR	617,760	—	617,760
52,650	—	52,650		Schlumberger Ltd.	2,913,651	—	2,913,651
—	72,801	72,801		Spectra Energy Corp.	—	1,461,116	1,461,116
26,200	—	26,200		Suncor Energy, Inc.	771,328	—	771,328
50,500	—	50,500		Valero Energy Corp.	907,990	—	907,990
					22,745,924	8,210,545	30,956,469
				Financials: 21.8%
—	33,398	33,398		Aflac, Inc.	—	1,425,093	1,425,093
194,387	—	194,387		Bank of America Corp.	2,793,341	—	2,793,341
121,760	36,016	157,776		Bank of New York Mellon Corp.	3,006,254	889,235	3,895,489
29,500	—	29,500		BB&T Corp.	776,145	—	776,145
15,900	—	15,900	@	Berkshire Hathaway, Inc.	1,267,071	—	1,267,071
6,200	—	6,200	@, L	CBOE Holdings, Inc.	201,810	—	201,810
114,900	—	114,900		Charles Schwab Corp.	1,629,282	—	1,629,282
—	58,878	58,878		Chubb Corp.	—	2,944,489	2,944,489
—	36,884	36,884		Cincinnati Financial Corp.	—	954,189	954,189
596,200	—	596,200	@	Citigroup, Inc.	2,241,712	—	2,241,712
9,500	—	9,500		Franklin Resources, Inc.	818,805	—	818,805

15,100	—	15,100		Goldman Sachs Group, Inc.	1,982,177	—	1,982,177
127,697	29,076	156,773		JP Morgan Chase & Co.	4,674,987	1,064,472	5,739,460
180,100	—	180,100		Keycorp	1,384,969	—	1,384,969
14,400	—	14,400		M&T Bank Corp.	1,223,280	—	1,223,280
20,950	—	20,950		Metlife, Inc.	791,072	—	791,072
69,400	—	69,400		Morgan Stanley	1,610,774	—	1,610,774
—	21,967	21,967		Northern Trust Corp.	—	1,025,859	1,025,859
38,100	—	38,100		PNC Financial Services Group, Inc.	2,152,650	—	2,152,650
107,200	—	107,200		Regions Financial Corp.	705,376	—	705,376
34,800	—	34,800		State Street Corp.	1,176,936	—	1,176,936
123,168	65,775	188,943		SunTrust Bank	2,869,814	1,532,558	4,402,372
—	33,311	33,311		T. Rowe Price Group, Inc.	—	1,478,675	1,478,675
—	27,902	27,902		Travelers Cos., Inc.	—	1,374,174	1,374,174
—	106,224	106,224		US Bancorp.	—	2,374,106	2,374,106
222,500	34,464	256,964		Wells Fargo & Co.	5,696,002	882,278	6,578,276
86,200	—	86,200		Zions Bancorp.	1,859,334	—	1,859,334
					38,861,791	15,945,128	54,806,916
				Health Care: 8.6%
36,700	43,402	80,102		Abbott Laboratories	1,716,826	2,030,346	3,747,172
38,000	—	38,000	@	Amgen, Inc.	1,998,800	—	1,998,800
—	45,583	45,583		Baxter International, Inc.	—	1,852,493	1,852,493
—	73,371	73,371		Bristol-Myers Squibb Co.	—	1,829,873	1,829,873
4,100	—	4,100		Cigna Corp.	127,346	—	127,346
36,468	—	36,468		Covidien PLC	1,465,284	—	1,465,284
—	39,900	39,900		Eli Lilly & Co.	—	1,336,650	1,336,650
14,700	—	14,700	@	Gilead Sciences, Inc.	503,916	—	503,916
25,900	—	25,900		Johnson & Johnson	1,529,654	—	1,529,654
26,100	56,796	82,896		Merck & Co., Inc.	912,717	1,986,156	2,898,873
36,900	20,100	57,000		Pfizer, Inc.	526,194	286,626	812,820
26,200	—	26,200		Teva Pharmaceutical Industries Ltd. ADR	1,362,138	—	1,362,138
73,700	—	73,700		UnitedHealth Group, Inc.	2,093,080	—	2,093,080
					12,235,955	9,322,144	21,558,099
				Industrials: 10.9%
83,400	—	83,400	@	AMR Corp.	565,452	—	565,452
27,500	—	27,500		Caterpillar, Inc.	1,651,925	—	1,651,925
240,257	—	240,257	@	Delta Airlines, Inc.	2,823,020	—	2,823,020
40,845	—	40,845		Eaton Corp.	2,672,897	—	2,672,897
19,200	74,098	93,298		Emerson Electric Co.	838,848	3,237,342	4,076,190
7,900	—	7,900		Fluor Corp.	335,750	—	335,750
—	28,208	28,208		Gorman-Rupp Co.	—	706,610	706,610
244,426	—	244,426	@, L	Hertz Global Holdings, Inc.	2,312,270	—	2,312,270
1,100	—	1,100		Honeywell International, Inc.	42,933	—	42,933
—	34,870	34,870		Illinois Tool Works, Inc.	—	1,439,434	1,439,434
11,100	13,300	24,400		Lockheed Martin Corp.	826,950	990,850	1,817,800
—	43,071	43,071		Mine Safety Appliances Co.	—	1,067,299	1,067,299
—	15,500	15,500		Northrop Grumman Corp.	—	843,820	843,820
—	75,317	75,317		Paccar, Inc.	—	3,002,889	3,002,889
9,100	—	9,100		Raytheon Co.	440,349	—	440,349
—	27,185	27,185		Snap-On, Inc.	—	1,112,138	1,112,138
—	38,991	38,991		Timken Co.	—	1,013,376	1,013,376
—	21,668	21,668		United Technologies Corp.	—	1,406,470	1,406,470
					12,510,394	14,820,228	27,330,622
				Information Technology: 3.6%
—	57,416	57,416		Analog Devices, Inc.	—	1,599,610	1,599,610
55,200	43,200	98,400		Applied Materials, Inc.	663,504	519,264	1,182,768
—	7,600	7,600		Automatic Data Processing, Inc.	—	305,976	305,976
40,900	—	40,900	@	EMC Corp.	748,470	—	748,470
23,975	—	23,975		Hewlett-Packard Co.	1,037,638	—	1,037,638
39,000	63,011	102,011		Intel Corp.	758,550	1,225,564	1,984,114
—	71,390	71,390		Microchip Technology, Inc.	—	1,980,359	1,980,359
16,000	—	16,000		Xerox Corp.	128,640	—	128,640
					3,336,802	5,630,773	8,967,575
				Materials: 7.8%
49,000	—	49,000		Barrick Gold Corp.	2,225,090	—	2,225,090
—	20,923	20,923		Carpenter Technology Corp.	—	686,902	686,902
21,200	—	21,200		Cliffs Natural Resources, Inc.	999,792	—	999,792
—	38,310	38,310		Compass Minerals International, Inc.	—	2,692,427	2,692,427
58,200	—	58,200		Dow Chemical Co.	1,380,504	—	1,380,504
—	49,103	49,103		EI Du Pont de Nemours & Co.	—	1,698,473	1,698,473
29,500	—	29,500		Mosaic Co.	1,149,910	—	1,149,910
33,100	—	33,100		Newmont Mining Corp.	2,043,594	—	2,043,594
—	28,363	28,363		Nucor Corp.	—	1,085,736	1,085,736
3,600	—	3,600		Potash Corp. of Saskatchewan	310,464	—	310,464
—	29,222	29,222		Sonoco Products Co.	—	890,687	890,687
22,000	—	22,000		United States Steel Corp.	848,100	—	848,100
—	123,362	123,362		Valspar Corp.	—	3,715,660	3,715,663
					8,957,454	10,769,885	19,727,342
				Telecommunication Services: 3.2%
102,280	43,400	145,680		AT&T, Inc.	2,474,153	1,049,846	3,523,999
—	62,748	62,748		CenturyTel, Inc.	—	2,090,136	2,090,136

44,400	46,813	91,213		Verizon Communications, Inc.		1,244,088	1,311,700	2,555,788
						3,718,241	4,451,682	8,169,923
				Utilities: 8.6%
—	55,252	55,252		AGL Resources, Inc.		—	1,979,127	1,979,127
—	21,900	21,900		DPL, Inc.		—	523,410	523,410
—	71,255	71,255		Duke Energy Corp.		—	1,140,080	1,140,080
—	62,697	62,697		EQT Corp.		—	2,265,870	2,265,870
—	18,600	18,600		National Fuel Gas Co.		—	853,368	853,368
10,300	—	10,300		NextEra Energy, Inc.		502,228	—	502,228
—	75,869	75,869		NSTAR		—	2,655,415	2,655,415
31,000	—	31,000		Pacific Gas & Electric Co.		1,274,100	—	1,274,100
29,200	—	29,200		PPL Corp.		728,540	—	728,540
21,500	—	21,500		Progress Energy, Inc.		843,230	—	843,230
17,000	40,897	57,897		Public Service Enterprise Group, Inc.		532,610	1,281,303	1,813,913
—	95,439	95,439		Questar Corp.		—	4,341,520	4,341,520
16,500	47,907	64,407		Southern Co.		549,120	1,594,345	2,143,465
—	11,900	11,900		Wisconsin Energy Corp.		—	603,806	603,806
						4,429,828	17,238,244	21,668,072

				Total Common Stock		131,251,649	114,159,304	245,410,953
				(Cost $)		130,381,074	118,423,994	248,805,068

REAL ESTATE INVESTMENT TRUSTS: 1.2%
				Financials: 1.2%
—	14,740	14,740		Alexandria Real Estate Equities, Inc.		—	934,074	934,074
20,900	—	20,900		Annaly Capital Management, Inc.		358,435	—	358,435
—	36,672	36,672		Nationwide Health Properties, Inc.		—	1,311,757	1,311,757
—	16,016	16,016		Regency Centers Corp.		—	550,950	550,950

				Total Real Estate Investment Trusts		358,435	2,796,781	6,310,432
				(Cost $)		342,763	2,048,197	2,390,959

				Total Long-Term Investments		131,610,084	116,956,085	251,721,385
				(Cost $)		130,723,837	120,472,191	251,196,027

SHORT-TERM INVESTMENTS: 1.2%
				Affiliated Mutual Fund: 0.8%
—	1,952,247	1,952,247		ING Institutional Prime Money Market Fund - Class I		—	1,952,247	1,952,247

				Total Mutual Fund		—	1,952,247	1,952,247
				(Cost $)		—	1,952,247	1,952,247

				Securities Lending Collateral(cc): 0.4%
939,110	—	939,110		Bank of New York Mellon Corp. Overnight Government Fund, Series A (1)		939,110	—	939,110
139,950	—	139,950	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		111,960	—	111,960

				Total Securities Lending Collateral		1,051,070	—	1,051,070
				(Cost $)		1,079,060	—	1,079,060

				Total Short-Term Investments		1,051,070	1,952,247	3,003,317
				(Cost $)		1,079,060	1,952,247	3,031,307

				Total Investments in Securities	100.0	$132,661,154	$118,908,332	$254,724,702
				(Cost $)*		131,802,897	122,424,438	254,227,334
				Other Assets and Liabilities - Net	(0.0)	(296,621)	176,467	(3,275,370)
				Net Assets	100.0%	132,364,533	119,084,799	251,449,332

				Pro-forma adjustment	—	(45,055)	—	(45,055)
				Net Assets after pro-forma adjustment	100.0%	$132,319,478	$119,084,799	$251,404,277

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at June 30, 2010.

*	Cost for federal income tax purposes is	$135,383,485	$122,842,020	$258,225,505

	Net unrealized appreciation/depreciation consists of:
	Gross Unrealized Appreciation	$11,448,818	$7,844,640	$19,293,458
	Gross Unrealized Depreciation	(14,171,149)	(11,778,328)	(25,949,477)
	Net Unrealized Appreciation/Depreciation	$(2,722,331)	$(3,933,688)	$(6,656,019)

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees (“Board”) of ING Lord Abbett Growth and Income Portfolio (“Lord Abbett Growth and Income”) and ING Pioneer Equity Income Portfolio (“Pioneer Equity Income”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated September 30, 2010, (the “Plan”) whereby, subject to approval by the shareholders of Lord Abbett Growth and Income, Pioneer Equity Income will acquire all of the assets of Lord Abbett Growth and Income, subject to the liabilities of such Portfolio, in exchange for Pioneer Equity Income issuing shares of such fund to shareholders of Lord Abbett Growth and Income in a number equal in value to net assets of Lord Abbett Growth and Income (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Pioneer Equity Income remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2010.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Lord Abbett Growth and Income and Pioneer Equity Income at June 30, 2010.  The unaudited pro forma Statement of Operations reflects the results of operations of Lord Abbett Growth and Income and Pioneer Equity Income for the twelve-months ended June 30, 2010.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Lord Abbett Growth and Income and Pioneer Equity Income under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Lord Abbett Growth and Income and Pioneer Equity Income as of June 30, 2010. This  unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Lord Abbett Growth and Income and the purchases of assets Pioneer Equity Income may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Pioneer Equity Income for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Pioneer Equity Income issued in connection with the proposed acquisition of Lord Abbett Growth and Income by Pioneer Equity Income as of June 30, 2010.  The number of additional shares issued was calculated by dividing the net assets of each class of Lord Abbett Growth and Income by the respective class net asset value per share of Pioneer Equity Income.

Note 4 — Merger Costs:

Directed Services LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Directed Services LLC (or an affiliate) are estimated at approximately $127,000. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

ING PIONEER EQUITY INCOME PORTFOLIO - PORTFOLIO MANAGERS’ REPORT

Set forth below is an excerpt from ING Pioneer Equity Income Portfolio’s annual report dated December 31, 2009.

*           *           *           *

Market Perspective:  Year Ended December 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*           *           *           *

ING PIONEER EQUITY INCOME PORTFOLIO

ING Pioneer Equity Income Portfolio (the “Portfolio”) seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 12.38% compared to the Russell 1000® Value Index(1), which returned 19.69% for the same period.

Portfolio Specifics: The emphasis on higher-quality companies which had served us so well in 2008 continued to add value in early 2009, but returns lagged the benchmark in the second and third quarters in a market rally led by stocks which had fallen sharply in the preceding bear market. A discipline of investing only in companies with secure dividends added value in 2008, but it made outperforming the benchmark in mid-2009 nearly impossible. The fourth quarter saw the stock market again post positive returns, with the Portfolio outperforming its benchmark as market leadership moved back to more profitable, less-leveraged companies.

Relative to the benchmark, 2009 return comparisons were hurt most by below-benchmark returns in the financials, materials, and consumer discretionary sectors. Results in the financials sector were held back by our reluctance to own Troubled Asset Relief Program financials, which rallied in the summer (not owning Goldman Sachs Group, Inc. and being underweight JPMorgan Chase & Co. were the among the largest single drivers of underperformance); by our emphasis on lower-risk businesses like insurer Chubb Corp., which did not participate in the 2009 rally, and by selected disappointments in regional banks we had hoped would be safe havens in a troubled market. In short, our security selection philosophy and disciplines in that sector were out of step with the market in this sector in 2009.

In materials, salt supplier Compass Minerals International, Inc. and steelmaker Nucor Corp. failed to participate in the significant rally of the mining industry. In the consumer discretionary sector, not owning Ford Motor Co. (up over 300%) hurt, as did exposure to lower-risk names (e.g. McDonald’s Corp.) which lagged in the mid-year rally. Our sector weighting decisions and security selection in other sectors generally added value, but were not able to overcome the headwinds cited above.

Current Strategy and Outlook: The economic and market recovery continue to unfold. In our opinion, consumers are regaining confidence, the housing market appears to be finding a bottom, the financial sector seems to have stabilized, albeit with support from the government. We continue to hear more upbeat guidance from business managements, although we believe business confidence may take longer to rebuild than consumer confidence. We might see a stock market pull-back or correction in the near-term, but we are investing for the long term and see many attractive opportunities.

At December 31, roughly 15% of assets were invested in the consumer staples (with an emphasis on food and household product companies that can benefit from growth overseas, particularly in emerging markets), making this sector the most overweighted relative to the benchmark. We also had roughly 15% of assets in the utilities sector, a significant overweight relative to the benchmark, while significantly underweighting the energy sector. Our near-15% exposure to financials makes that sector significantly underweighted relative to the benchmark: we continue to approach money center and commercial banks with caution.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Questar Corp.	3.2%

Emerson Electric Co.	2.8%

Valspar Corp.	2.7%

Johnson Controls, Inc.	2.6%

Paccar, Inc.	2.6%

Colgate-Palmolive Co.	2.3%

EQT Corp.	2.2%

Chubb Corp.	2.2%

NSTAR	2.2%

Compass Minerals International, Inc.	2.0%

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Periods Ended December 31, 2009

	1 Year	Since Inception of Class ADV, I and S May 11, 2007

Class ADV	11.97%	(11.59)%

Class I	12.66%	(11.10)%

Class S	12.38%	(11.37)%

Russell 1000® Value Index(1)	19.69%	(11.65	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Equity Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2007.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of ING Lord Abbett Growth and Income Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☐

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Lord Abbett Growth and Income Portfolio and ING Pioneer Equity Income Portfolio, providing for the reorganization of ING Lord Abbett Growth and Income Portfolio with and into ING Pioneer Equity Income Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on January 11, 2011 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☐

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Lord Abbett Growth and Income Portfolio and ING Pioneer Equity Income Portfolio, providing for the reorganization of ING Lord Abbett Growth and Income Portfolio with and into ING Pioneer Equity Income Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article V, Section 5.4 of the Agreement and Declaration of Trust of ING Investors Trust (the “Registrant” or the “Trust”), provides for the indemnification of trustees and officers as follows:

The Trust shall indemnify (from the assets of the Series or Series in question or, if appropriate and permitted, from the assets of a Class or Classes) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants, and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING LifeStyle Portfolios, ING Disciplined Small Cap Value Portfolio, ING Global Real Estate Portfolio and ING Index Plus International Equity Portfolio.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)	(A)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

	(B)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

	(C)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

	(D)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

	(E)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

	(F)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

	(G)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

	(H)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

	(I)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust(22)

	(J)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust(23)

	(K)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

	(L)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

	(M)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

	(N)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

	(O)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

	(P)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust(25)

	(Q)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

	(R)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

	(S)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(T)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios(27)

(U)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio(27)

(V)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio(27)

(W)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(29)

(X)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio(33)

(Y)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio(33)

(Z)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio(33)

(AA)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio(33)

(BB)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio(33)

(CC)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio(33)

(DD)

Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(EE)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio(35)

(FF)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio(35)

(GG)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest(35)

(HH)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio(36)

(II)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio(36)

(JJ)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio(36)

(KK)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio(38)

(LL)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio(38)

(MM)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio(38)

(NN)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio(38)

(OO)

Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio(40)

(PP)	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007(42)

(QQ)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007(42)

(RR)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007(42)

(SS)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007(42)

(TT)	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007(42)

(UU)	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008(42)

(VV)	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008(42)

(WW)	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008(42)

(XX)	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008(42)

(YY)	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008(42)

(ZZ)	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008(42)

(AAA)	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008(43)

(BBB)	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008(43)

(CCC)

Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio), dated September 11, 2008(44)

(DDD)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009(45)

(EEE)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009(45)

(FFF)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009(45)

(GGG)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009(45)

(HHH)	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009((46)

(III)

Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio(46)

(JJJ)

Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio(46)

(KKK)

Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

(LLL)	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

(MMM)	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

(NNN)	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

(OOO)

Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(PPP)

Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

(QQQ)	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

(RRR)	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

(SSS)

Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(2)	By-laws(1)

(3)	Not applicable.

(4)

Agreement and Plan of Reorganization between ING Lord Abbett Growth and Income Portfolio and ING Pioneer Equity Income Portfolio, each a separate series of ING Investors Trust — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining Rights of Security Holders(1)

(6)	(A)	(1)	Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC(35)

			(i)	Amended Schedule A and Amended Schedule B, dated January 1, 2010, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC (48)

			(ii)	Letter agreement, dated May 1, 2010, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2010 through and including May 1, 2011 (48)

			(iii)	Letter Agreement, dated May 1, 2009, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2009 through May 1, 2010(45)

(iv)

Letter Agreement, dated April 1, 2010, to reduce the investment management fees for ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), for the period from April 1, 2010 through April 1, 2011 (48)

			(v)	Letter Agreement, dated May 1, 2010, to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from May 1, 2010 through May 1, 2011 (48)

(vi)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Real Estate Portfolio (formerly, ING Van Kampen Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

		(2)	Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds)(20)

		(i)	First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004(25)

		(ii)	Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006(35)

		(iii)	Amended Schedule A, effective April 28, 2008, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC(42)

	(3)	Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC(24)

		(i)	First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

		(ii)	Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC effective as of December 15, 2006(35)

		(iii)	Amended Schedule A, effective November 2009 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (48)

(iv)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

	(4)	Amended and Restated Investment Management Agreement, effective April 29, 2005 as amended and restated January 1, 2007, between ING Investors Trust and Directed Services LLC(35)

(i)

Amended Schedule A, effective April 30, 2010, with respect to the Amended and Restated Investment Management Agreement, effective April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (48)

		(ii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009 (47)

		(iii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING BlackRock Inflation Protected Bond Portfolio effective March 15, 2010 (48)

		(iv)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING DFA Global All Equity Portfolio effective April 30, 2010 (48)

	(5)	Letter Agreement, dated January 1, 2007, between ING Investors Trust and Directed Services LLC(36)

(B)	Portfolio Management Agreements

	(1)	Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(2)

		(i)	Schedule A to Portfolio Management Agreement(25)

(ii)

Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios(34)

(iii)

Form of Amended Schedule A and Amended Schedule B, effective August 20, 2008, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price and Associates, Inc. regarding ING T. Rowe Price Personal Strategy Growth Portfolio(43)

	(iv)	Letter Agreement, dated December 5, 2001, to Portfolio Manager Agreement with T. Rowe Price Associates, Inc.(11)

	(v)	Form of Letter Agreement, effective August 20, 2008, to the sub-advisory agreement dated October 24, 1997 between T. Rowe Price Associates, Inc., Directed Services LLC and ING Investors Trust(43)

	(vi)	Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(22)

	(vii)	Third Amendment to Portfolio Manager Agreement dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc., effective as of December 15, 2006(35)

	(viii)	Fourth Amendment to Sub-Advisory Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc., effective July 7, 2008(43)

(2)	Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Direct Services Inc., and Lord, Abbett & Co. LLC(35)

	(i)	First Amendment to Portfolio Management Agreement dated December 1, 2005 among ING Investors Trust, Directed Services, Inc., and Lord, Abbett & Co. LLC, effective as of December 15, 2006(37)

(3)

Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company(33)

	(i)	Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio(35)

(ii)

First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006(37)

	(iii)	Amended Schedule A, Compensation for Services to Series, dated October 2007(43)

(4)	Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC(42)

(5)

Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(33)

(i)

Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio(33)

(ii)

Amended Schedule A, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iii)

Amended Schedule B Compensation for Services to Series, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iv)

First Amendment to Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006(37)

(v)

Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio(45)

	(vi)	Termination Letter dated January 10, 2008 to FMR in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

	(vii)	Termination Letter dated January 10, 2008 to Directed Services LLC in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

(6)	Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC(18)

	(i)	Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004(26)

(ii)

First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006(35)

(iii)

Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008(43)

	(iv)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services, LLC and Pacific Investment Management Company, LLC(48)

(7)	Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc.(18)

(i)

Amended Schedule A and Amended Schedule B to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc., effective August 20, 2008(43)

	(ii)	Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited(22)

	(iii)	Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc.(33)

(iv)

Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006(39)

(v)

Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007(39)

	(vi)	Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009(45)

	(vii)	Termination Letter dated May 3, 2009 in regards to the ING Van Kampen Capital Growth Portfolio effective July 3, 2009(46)

(viii)

Waiver Letter between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding the ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009(47)

(8)

Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005(34)

	(i)	Schedule A Compensation for Services to Series dated September 2007(43)

(ii)

First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006(36)

	(iii)	Termination Letter dated May 3, 2009 in regards to the ING JPMorgan Value Opportunities Portfolio effective July 3, 2009(46)

(iv)

Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between ING Investors Trust, Directed Services LLC and J.P. Morgan Investment Management, Inc.(48)

(9)	Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(18)

	(i)	Schedule A(25)

	(ii)	First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iii)	Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iv)	Letter to amend the Portfolio Management Agreement, dated April 13, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC dated January 1, 2004(35)

	(v)	Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio(23)

	(vi)	Fourth Amendment to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc., and Janus Capital Management LLC effective as of December 15, 2006(36).

(vii)

Amended Schedule B, Compensation for Services to Series to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC, effective April 30, 2007(37)

	(viii)	Sixth Amendment to Portfolio Management Agreement dated April 3, 2002, between ING Investors Trust, Directed Services LLC and Janus Capital Management LLC, effective May 1, 2009(46)

(10)	Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(42)

	(i)	First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated December 14, 2007 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(48)

	(ii)	Schedule A, Compensation for Services to Series, dated December 14, 2007(42)

(11)	Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC(19)

	(i)	First Amendment to Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC, effective as of December 15, 2006(36)

	(ii)	Amended Schedule A with Respect to the Sub-Advisory Agreement between Directed Serviced LLC and Julius Baer Investment Management, Inc., dated July 31, 2007(42)

	(iii)	Second Amendment dated August 20, 2009 to the Sub-Advisory Agreement dated September 2, 2003 between Directed Services, Inc. and Julius Baer Investment Management LLC(48)

	(iv)	Form of Sub-Advisory Agreement dated September 30, 2009 between Directed Services, LLC and Artio Global Management LLC(48)

(12)	Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc.(22)

	(i)	Amended Schedule A, effective August 20, 2007, to the Sub-Advisory Agreement between Directed Services, LLC and ING Investment Management Co. regarding ING Focus 5 Portfolio(39)

	(ii)	First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. effective as of September 1, 2003(22)

(iii)

Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective as of December 15, 2006(35)

(iv)

Third Amendment dated September 15, 2007 to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(42)

(v)

Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co (formerly Aeltus Investment Management, Inc.)(48)

(vi)

Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(48)

(vii)

Termination Letter dated April 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.(48)

(13)	Portfolio Management Agreement, dated November 12, 2008, between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC(44)

(i)

Amended Schedule B, Compensation for Services to Series to the Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC effective February 1, 2009(45)

(14)	Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc.(26)

(i)

Amended Schedule A Compensation for Services to Series, effective February 1, 2009, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc.(45)

(ii)

First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006(36)

(15)	Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc.(29)

(i) Amended Schedule A Compensation for Services to Series dated September 2007(43)

(ii) First Amendment to Portfolio Management Agreement dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. effective as of December 15, 2006(35)

(iii) Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated August 29, 2995 between ING Investors Trust, Directed Services, LLC and Wells Capital Management, Inc.(48)

(16)	Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio(30)

(i)

Amended Schedule A to the Sub-Advisory Agreement dated May 1, 2009 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio effective May 1, 2009(45)

(ii)

First Amendment to Sub-Advisory Agreement, dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective as of December 15, 2006(35)

(17)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio(34)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006(39)

(18)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio(33)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of December 15, 2006(35)

(ii)

Second Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of September 15, 2007(42)

(iii) Plan of Liquidation and Dissolution Letter, effective April 28, 2008(43)

	(iv)	Third Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co., effective August 1, 2008(44)

	(v)	Schedule A dated October 2008 with respect to the Sub-Advisory Agreement, dated April 28, 2006 between ING Investments LLC and ING Investment Management Co.(45)

(19)	Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(i)	Amended Schedule A, effective April 30, 2007, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(ii)	Amendment to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC, effective June 16, 2008(43)

(20)	Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. (37)

	(i)	Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and Black Rock Financial Management, Inc., effective June 16, 2008(43)

(21)	Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited(35)

(i)

Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006(35)

	(ii)	First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006(35)

	(iii)	Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009(44)

(22)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Goldman Sachs Asset Management L.P.(43)

(23)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services LLC and American Century Global Investment Management, Inc.(44)

(24)	Portfolio Management Agreement, dated September 15, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio(44)

	(i)	Waiver Letter dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver for ING Oppenheimer Active Asset Allocation Portfolio(45)

(ii)

First Amendment dated October 1, 2009 to the Portfolio Management Agreement dated September 15, 2008 between ING Investors Trust, ING Investments LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio(48)

	(iii)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 200 between INg Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc.(48)

			(iv)	Waiver Letter dated May 1, 2010 between ING Investments, LLC and OppenheimerFunds, Inc. regarding the waiver of the sub-advisory fee for ING Oppenheimer Active Allocation Portfolio(48)

		(25)	(1)

Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Schroder Investment Management North America, Inc. in regards to ING Multi-Manager International Small Cap Portfolio(44)

			(2)	Sub-Sub-Advisory Agreement dated April 28, 2008 between Directed Services, LLC, Schroder Investment Management North America, Inc. and Schroder Investment Management North American Limited(48)

		(26)	(1)	Interim Sub-Advisory Agreement, dated May 1, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding ING Clarion Real Estate Portfolio(45)

			(2)	Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding the ING Clarion Real Estate Portfolio(46)

(27)

Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. in regards to the ING Growth and Income Portfolio II (formerly Legg Mason Value Portfolio)(45)

		(28)	Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Goldman Sachs Asset Management L.P.(48)

		(29)	Form of Sub-Advisory Agreement dated April 30, 2010 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors(48)

(7)	(A)	(1)	Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC)(35)

			(i)	Amended Schedule A, effective April 30, 2010, to the Distribution Agreement between ING Investors Trust and ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC)(48)

(8)	Not Applicable.

(9)	(A)	(1)	Custody Agreement, dated January 6, 2003, with The Bank of New York(19)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(2)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York(20)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(3)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York(22)

			(i)	Amended Exhibit A, effective April 30, 2010, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

(10)	(A)	(1)	Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective January 1, 2007(36)

(i)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2010 through May 1, 2011(48)

		(ii)	Amended Schedule, dated January 7, 2010 to the Amended and Restated Distribution Plan for Service 2 Class shares (48)

(B)	(1)	Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective January 1, 2007(36)

		(i)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares(48)

		(ii)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated November 27, 2009 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

		(iii)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING U.S. Stock Index Portfolio (formerly ING Stock Index Portfolio)(48)

		(iv)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING PIMCO Total Return Bond Portfolio from April 30, 2010 through May 1, 2011(48)

		(v)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated May 1, 2011 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global All Equity Portfolio (formerly, ING Focus 5 Portfolio) from May 1, 2011 through May 1, 2012(48)

		(vi)

Letter to ING Investors Trust from ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global Allocation Portfolio(48)

		(vii)	Amended Schedule, dated April 30, 2010 to the Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares(48)

(c)	(1)

ING Investors Trust Amended and Restated Distribution Plan with ING Investors Trust, effective November 9, 2007, for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth — Income Portfolio(41)

		(i)	Amended Schedule A, dated June 2008, to the Amended and Restated Distribution Plan with ING Investors Trust(43)

(D)	(1)	Shareholder Service Plan with ING Investors Trust, amended on November 9, 2007 for Service and Service 2 Class Shares(42)

		(i)	Waiver Letter dated March 15, 2010 to waive the shareholder service fee for Service Class Shares of ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio)(48)

		(ii)

Amended Schedule A, Schedule of Series, amended on April 30, 2010, with respect to the Shareholder Service Plan for Service and Service 2 Class shares, between ING Investors Trust and ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC) (48)

	(E)	(1)	Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective August 12, 2009(46)

(i) Waiver Letter dated August 12, 2009 to reduce the distribution fee for Adviser Class shares regarding ING Retirement Portfolios until May 1, 2012(46)

	(F)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005(26)

(i) Amended Schedule A, amended on November 30, 2009, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(47)

(ii) Amended Schedule A dated April 30, 2010 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(48)

(11)	Opinion and Consent of Counsel — Filed herewith.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)	(1)	Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC(35)

(i) Amended Schedule A, effective November 2009, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC(48)

		(2)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company(27)

		(3)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company(13)

		(4)	Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

(i) Amended Schedule A, effective April 30, 2010, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC(48)

(ii) Waiver Letter dated August 12, 2009 between ING Funds Services, LLC and ING Investors Trust with regard to the ING Retirement Portfolios for the period of August 12, 2009 through May 1, 2012(46)

		(5)	Amended and Restated Administration Agreement made on May 3, 2004 as amended and restated on November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

	(B)	(1)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc.(25)

(i)

Amended Schedule A of Series, dated April 29, 2005, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services LLC, effective July 17, 2006, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(2)

Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios(25)

	(3)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust(25)

	(4)	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003(22)

		(i)	Amended Exhibit A effective April 30, 2010, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003(48)

		(ii)	Global Securities Lending Supplement(25)

(C)	(1)	Organizational Agreement for Golden American Life Insurance Company(1)

		(i)	Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance)(1)

		(ii)	Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series(2)

		(iii)	Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series(1)

		(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series(14)

		(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series(15)

(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series(8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series(9)

		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series(9)

		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series(4)

		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series(5)

		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series(6)

(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE(7)

	(2)	Organizational Agreement for The Mutual Benefit Life Insurance Company(2)

(i) Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company)(1)

(D)	(1)	Settlement Agreement for Golden American Life Insurance Company(1)

	(2)	Assignment Agreement for Settlement Agreement(2)

	(3)	Settlement Agreement for The Mutual Benefit Life Insurance Company(1)

	(4)	Assignment Agreement for Settlement Agreement(1)

(E)	(1)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

	(2)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A(25)

(i) Form of Schedule A with respect to Indemnification Agreement(25)

(F)	(1)

Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC) and ING Investors Trust and ING Partners, Inc.(36)

(2)

Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC), ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company(36)

(G)	(1)	Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc.(20)

(i) Amended and Restated Exhibit A, effective September 15, 2008 with respect to the Agency Agreement, dated November 30, 2000, between The Funds and DST Systems, Inc.(43)

	(2)	Transfer Agency Services Agreement dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(45)

(i)

Amended Exhibit A, effective August 12, 2009 regarding ING Retirement Portfolios with respect to the Agency Agreement, dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(48)

(H)	(1)	Allocation Agreement dated May 24, 2002 — Fidelity Bond(23)

(i) Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond(42)

	(2)	Allocation Agreement dated May 24, 2002 — Directors & Officers Liability(23)

(i) Amended Schedule , dated May 2007 with respect to the Allocation Agreement — Directors and Officers Liability(42)

	(3)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007(36)

(i) Amended Schedule A, dated May 2009 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement(46)

	(4)	FT Interactive Data Services Agreement effective as of March 1, 2000(39)

		(i)	Amended Schedule A, dated June 2009 with respect to the FT Fee Allocation Agreement(46)

	(5)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007(36)

		(i)	Amended Schedule A and Schedule B, dated May 2009 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement(45)

(I)	(1)	Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust(25)

(i)

Side Letter Agreement effective June 2, 2008 between ING Investments LLC and ING Investors Trust in regards to lowering the expense ratio for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio(43)

		(ii)	Amended Schedule A, effective November 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust(48)

		(iii)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 25, 2004(46)

	(2)	Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 1, 2005(46)

(ii)

Form of Amended Schedule A, effective November 27, 2009 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC) and ING Investors Trust regarding addition of ADV Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

(iii)

Amended Schedule A, effective April 30, 2010 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC) and ING Investors Trust(48)

(iv)

Waiver Letter dated April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to ING Marsico International Opportunities Portfolio, ING Franklin Income Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(48)

		(v)	Side Letter Agreement effective April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to lowering the expense ratio for ING DFA Global All Equity Portfolio(48)

	(3)	Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

(i)

First Amendment dated January 30, 2009 to the Amended and Restated Expense Limitation Agreement effective January 1, 2005, as amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust(48)

		(ii)	Amended Schedule A, effective November 30, 2009 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits(48)

(4)

Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly ING Funds Distributor, LLC) and ING Investors Trust(36).

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated September 23, 2005(46)

	(5)	Expense Limitation Agreement, effective September 15, 2008 between Directed Services LLC and ING Investors Trust regarding ING American Funds World Allocation Portfolio(46)

		(i)	Schedule A, effective September 15, 2008 to the Expense Limitation Agreement dated September 15, 2008(46)

		(ii)	First Amendment, effective January 30, 2009 to the Expense Limitation Agreement, dated September 15, 2008(46)

	(6)	Expense Limitation Agreement, effective August 12, 2009 between Directed Services LLC and ING Investors Trust regarding ING Retirement Portfolios(46)

(14)	Consent of independent registered public accounting firm—Filed herein.

(15)	Not applicable.

(16)

Powers of attorney - Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

(17)	Not applicable.

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

(6)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.

(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.

(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.

(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.

(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512.

(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.

(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512.

(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512.

(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512.

(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512.

(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006.

(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007.

(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007.

(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007.

(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007

(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007

(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007

(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008

(43)	Incorporated by reference to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008

(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009

(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009

(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009

(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009

(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010

ITEM 17. UNDERTAKINGS

(1)         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 25th day of October, 2010.

ING INVESTORS TRUST

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	President and Chief	October 25, 2010
Shaun Mathews*	Executive Officer and Interested Trustee

	Senior Vice President	October 25, 2010
Todd Modic*	Chief/Principal Financial Officer & Assistant Secretary

	Trustee	October 25, 2010
Patricia W. Chadwick*

	Trustee	October 25, 2010
J. Michael Earley*

	Trustee	October 25, 2010
Patrick Kenny*

	Trustee	October 25, 2010
Sheryl K. Pressler*

	Trustee	October 25, 2010
Colleen D. Baldwin*

	Trustee	October 25, 2010
Peter S. Drotch*

	Trustee and Chairman	October 25, 2010
Roger B. Vincent*

	Trustee	October 25, 2010
John V. Boyer*

	Interested Trustee	October 25, 2010
Robert W. Crispin*

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Attorney-in-Fact**

**           Powers of attorney for Shaun P. Mathews, Todd Modic and each Trustee — Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

Exhibit Index

Exhibit Number	Name of Exhibits
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm